UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

AB MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2019

Date of reporting period: May 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.19

ANNUAL REPORT

AB MUNICIPAL INCOME FUND

+	AB CALIFORNIA PORTFOLIO
+	AB HIGH INCOME MUNICIPAL PORTFOLIO
+	AB NATIONAL PORTFOLIO
+	AB NEW YORK PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Income Fund: AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

July 17, 2019

This report provides management’s discussion of fund performance for AB Municipal Income Fund: AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio for the annual reporting period ended May 31, 2019.

The investment objective of the California, National and New York Portfolios is to earn the highest level of current income, exempt from federal income tax, and in the case of the California and New York Portfolios, state taxation of the respective state, that is available without assuming what the Adviser considers to be undue risk to principal or income. The investment objective of the High Income Municipal Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF MAY 31, 2019 (unaudited)

	6 Months	12 Months

AB CALIFORNIA PORTFOLIO

Class A Shares	5.17%	4.84%

Class B Shares[1]	4.78%	4.06%

Class C Shares	4.78%	4.15%

Advisor Class Shares[2]	5.30%	5.10%

Bloomberg Barclays Municipal Bond Index	5.96%	6.40%

	6 Months	12 Months

AB HIGH INCOME MUNICIPAL PORTFOLIO

Class A Shares	7.23%	6.64%

Class C Shares	6.83%	5.85%

Advisor Class Shares[2]	7.36%	7.00%

Class Z Shares[2]	7.28%	6.59%	[3]

Bloomberg Barclays Municipal Bond Index	5.96%	6.40%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

3	Since inception on 9/28/2018.

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NAV RETURNS AS OF MAY 31, 2019 (unaudited)

	6 Months	12 Months

AB NATIONAL PORTFOLIO

Class A Shares	5.49%	5.23%

Class B Shares[1]	5.11%	4.45%

Class C Shares	5.11%	4.45%

Advisor Class Shares[2]	5.62%	5.49%

Bloomberg Barclays Municipal Bond Index	5.96%	6.40%

	6 Months	12 Months

AB NEW YORK PORTFOLIO

Class A Shares	5.65%	5.37%

Class B Shares[1]	5.16%	4.49%

Class C Shares	5.26%	4.59%

Advisor Class Shares[2]	5.78%	5.63%

Bloomberg Barclays Municipal Bond Index	5.96%	6.40%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended May 31, 2019. The inception date for High Income Municipal Portfolio Class Z shares was September 28, 2018; due to limited performance history, there is no discussion of comparison to the benchmark for this share class for the 12-month period. All performance comparisons are before sales charges.

California Portfolio: All share classes of the Portfolio underperformed the benchmark for both periods. For the 12-month period, an overweight to the public education sector detracted, relative to the benchmark, while an overweight to pre-refunded bonds contributed. For the six-month period, security selection in the electric utilities sector detracted, while selection in industrial development utilities contributed. During both periods, yield-curve positioning in five- to six-year duration municipals detracted, while yield-curve positioning in seven- to 10-year duration municipals contributed.

High Income Municipal Portfolio: All share classes of the Portfolio, except Class C outperformed the benchmark for the 12-month period, and

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all share classes outperformed for the six-month period. While the benchmark is fully invested in investment-grade securities, the Portfolio invests in below investment-grade securities, which added to relative performance. For both periods, yield-curve positioning in seven- to 10-year and over 10-year duration municipals contributed, relative to the benchmark. Security selection within the industrial development utilities sector contributed, while selection in tobacco securitization and senior living detracted.

National Portfolio: All share classes of the Portfolio underperformed the benchmark for both periods. Yield-curve positioning in four- to five-year duration municipals detracted for both periods, relative to the benchmark. Security selection within the senior living sector detracted, while private higher education contributed. Yield-curve positioning in seven- to 10-year duration municipals also contributed.

New York Portfolio: All share classes of the Portfolio underperformed the benchmark for both periods. During the 12-month period, an underweight to the state general obligation sector detracted, relative to the benchmark, while security selection within the private higher education sector contributed. For the six-month period, security selection in miscellaneous revenue detracted, while an overweight to private higher education contributed. During both periods, yield-curve positioning in the over 10-year duration municipals detracted, while yield-curve positioning in seven- to 10-year duration municipals contributed.

All Portfolios utilized derivatives in the form of interest rate swaps and CPI swaps for hedging purposes; interest rate swaps had no material impact on absolute returns for either period; CPI swaps detracted from returns for both periods.

The High Income Municipal Portfolio also utilized credit default swaps for investment purposes, which had an immaterial impact on returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Though the financial markets showed bouts of volatility over the 12-month period ended May 31, 2019, municipal bonds performed well on both a relative and absolute basis. For the first six months of the period, the market consensus was that interest rates would trend higher, due to continued economic growth. The Federal Reserve (“the Fed”) increased short-term rates four times in 2018 and toward the end of the year, financial instruments implied a strong probability of additional increases in 2019. By the end of the period, with increased global uncertainty, market sentiment had changed and instead of expecting an increase in short-term rates, the market placed a near certain probability on the Fed reducing rates later in 2019.

Perhaps in response to equity volatility and comforted by expectations of the Fed holding monetary policy steady, investor demand for municipal

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bonds was particularly strong in the beginning of 2019, while net-new supply was very light. Together, strong demand and limited supply pushed municipal bond prices higher. As a result, the 12-month period ended with strong returns for municipal bonds as 10-year AAA-rated municipal yields declined 63 basis points in the first five months of 2019, eight basis points more than similar maturity US Treasuries declined.

The Portfolios’ Senior Investment Management Team (the “Team”) maintained the Portfolios’ underweight to the longest-maturity municipal bonds and a modest overweight to municipal credit, finding this position attractive given the strength of the US economy. Fiscal conditions continued to improve for the majority of states, according to the National Association of State Budget Officers. For example, overall revenue growth for fiscal year 2018 grew nearly 5% on average for all states, the largest increase since 2015. The Team continues to focus on after-tax return by investing in investment-grade municipal bonds with selective investments in high yield that generate income exempt from federal income taxes.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Portfolio	Insured Bonds[1]	Pre-refunded/ ETM2/Insured Bonds[1]

California	4.06%	0.12%

High Income Municipal	2.12%	0.00%

National	3.36%	0.08%

New York	2.99%	0.00%

1	Breakdowns expressed as a percentage of investments in municipal bonds.

2	Escrowed to maturity.

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INVESTMENT POLICIES

Each of the California, National and New York Portfolios pursues its objective by investing principally in high-yielding, predominantly investment-grade municipal securities. The High Income Municipal Portfolio pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade.

Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. Each of the Portfolios that invests in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio may invest 25% or more of its net assets in a single state.

The California, National and New York Portfolios may also invest in forward commitments; tender option bonds (“TOBs”); zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and derivatives, such as options, futures contracts, forwards and swaps.

The High Income Municipal Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds. The Portfolio may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and certain types of mortgage-related securities. The Portfolio may invest in derivatives, such as options, futures contracts, forwards and swaps. The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment-Grade Securities Risk (High Income Municipal Portfolio): Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and

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DISCLOSURES AND RISKS (continued)

interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Recent tax law changes could have a material impact on the value of municipal securities. In addition, Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

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DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk (High Income Municipal Portfolio): To the extent the Portfolio uses leveraging techniques, such as TOBs, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolios was 4.25%. If the Class A annualized returns for the Portfolios and the National, California and New York Portfolio returns shown in the line graphs reflected the deduction of the former maximum front-end sales charge, their returns would be lower. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AB CALIFORNIA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2009 TO 5/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB California Portfolio Class A shares (from 5/31/2009 to 5/31/2019) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB CALIFORNIA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.46%	2.59%

1 Year	4.84%	1.71%

5 Years	3.31%	2.68%

10 Years	4.66%	4.34%

CLASS B SHARES			0.69%	1.22%

1 Year	4.06%	1.06%

5 Years	2.55%	2.55%

10 Years[3]	4.22%	4.22%

CLASS C SHARES			0.76%	1.35%

1 Year	4.15%	3.15%

5 Years	2.55%	2.55%

10 Years	3.91%	3.91%

ADVISOR CLASS SHARES[4]			1.75%	3.11%

1 Year	5.10%	5.10%

5 Years	3.58%	3.58%

10 Years	4.94%	4.94%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.80%, 1.59%, 1.55% and 0.55% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, exclusive of any interest expense, to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 28, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2019.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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HISTORICAL PERFORMANCE (continued)

AB CALIFORNIA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.06%

5 Years	2.75%

10 Years	4.56%

CLASS B SHARES

1 Year	1.42%

5 Years	2.62%

10 Years[1]	4.44%

CLASS C SHARES

1 Year	3.42%

5 Years	2.64%

10 Years	4.12%

ADVISOR CLASS SHARES[2]

1 Year	5.46%

5 Years	3.65%

10 Years	5.17%

1	Assumes conversion of Class B shares into Class A shares after six years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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HISTORICAL PERFORMANCE

AB HIGH INCOME MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

1/26/20101 TO 5/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB High Income Municipal Portfolio Class A shares (from 1/26/20101 to 5/31/2019) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 1/26/2010.

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HISTORICAL PERFORMANCE (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			2.83%	4.35%

1 Year	6.64%	3.46%

5 Years	5.41%	4.78%

Since Inception[3]	6.54%	6.20%

CLASS C SHARES			2.17%	3.34%

1 Year	5.85%	4.85%

5 Years	4.64%	4.64%

Since Inception[3]	5.78%	5.78%

ADVISOR CLASS SHARES[4]			3.16%	4.86%

1 Year	7.00%	7.00%

5 Years	5.69%	5.69%

Since Inception[3]	6.84%	6.84%

CLASS Z SHARES[4]			3.18%	4.89%

Since Inception[3]	6.59%	6.59%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.88%, 1.63%, 0.63% and 0.62% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, exclusive of any interest expense, to 0.80%, 1.55%, 0.55% and 0.55% for Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated prior to September 28, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2019.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Inception dates: 1/26/2010 for Class A, Class C and Advisor Class shares; 9/28/2018 for Class Z shares.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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HISTORICAL PERFORMANCE (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.07%

5 Years	4.92%

Since Inception[1]	6.22%

CLASS C SHARES

1 Year	5.39%

5 Years	4.77%

Since Inception[1]	5.80%

ADVISOR CLASS SHARES[2]

1 Year	7.45%

5 Years	5.82%

Since Inception[1]	6.85%

CLASS Z SHARES[2]

Since Inception[1]	7.40%

1	Inception dates: 1/26/2010 for Class A, Class C and Advisor Class shares; 9/28/2018 for Class Z shares.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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HISTORICAL PERFORMANCE

AB NATIONAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2009 TO 5/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB National Portfolio Class A shares (from 5/31/2009 to 5/31/2019) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB NATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.80%	2.77%

1 Year	5.23%	2.11%

5 Years	3.43%	2.79%

10 Years	4.74%	4.42%

CLASS B SHARES			1.07%	1.65%

1 Year	4.45%	1.45%

5 Years	2.66%	2.66%

10 Years[3]	4.31%	4.31%

CLASS C SHARES			1.12%	1.72%

1 Year	4.45%	3.45%

5 Years	2.67%	2.67%

10 Years	3.99%	3.99%

ADVISOR CLASS SHARES[4]			2.11%	3.25%

1 Year	5.49%	5.49%

5 Years	3.69%	3.69%

10 Years	5.03%	5.03%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.80%, 1.56%, 1.55% and 0.55% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 28, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2019.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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HISTORICAL PERFORMANCE (continued)

AB NATIONAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.49%

5 Years	2.88%

10 Years	4.54%

CLASS B SHARES

1 Year	1.85%

5 Years	2.76%

10 Years[1]	4.42%

CLASS C SHARES

1 Year	3.95%

5 Years	2.77%

10 Years	4.11%

ADVISOR CLASS SHARES[2]

1 Year	5.89%

5 Years	3.78%

10 Years	5.15%

1	Assumes conversion of Class B shares into Class A shares after six years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

abfunds.com	AB MUNICIPAL INCOME FUND | 19

HISTORICAL PERFORMANCE

AB NEW YORK PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2009 TO 5/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB New York Portfolio Class A shares (from 5/31/2009 to 5/31/2019) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB NEW YORK PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.52%	2.56%

1 Year	5.37%	2.25%

5 Years	3.22%	2.59%

10 Years	4.01%	3.70%

CLASS B SHARES			0.87%	1.47%

1 Year	4.49%	1.49%

5 Years	2.44%	2.44%

10 Years[3]	3.58%	3.58%

CLASS C SHARES			0.83%	1.40%

1 Year	4.59%	3.59%

5 Years	2.46%	2.46%

10 Years	3.27%	3.27%

ADVISOR CLASS SHARES[4]			1.82%	3.07%

1 Year	5.63%	5.63%

5 Years	3.48%	3.48%

10 Years	4.30%	4.30%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.81%, 1.56%, 1.56% and 0.56% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, inclusive of interest expense, to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 28, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2019.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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HISTORICAL PERFORMANCE (continued)

AB NEW YORK PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.54%

5 Years	2.72%

10 Years	3.79%

CLASS B SHARES

1 Year	1.79%

5 Years	2.57%

10 Years[1]	3.68%

CLASS C SHARES

1 Year	3.79%

5 Years	2.59%

10 Years	3.36%

ADVISOR CLASS SHARES[2]

1 Year	5.83%

5 Years	3.61%

10 Years	4.40%

1	Assumes conversion of Class B shares into Class A shares after six years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

(unaudited)

AB California Portfolio

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,051.70	$3.89	0.76%
Hypothetical**	$1,000	$1,021.14	$3.83	0.76%
Class B
Actual	$1,000	$1,047.80	$7.71	1.51%
Hypothetical**	$1,000	$1,017.40	$7.59	1.51%
Class C
Actual	$1,000	$1,047.80	$7.71	1.51%
Hypothetical**	$1,000	$1,017.40	$7.59	1.51%
Advisor Class
Actual	$1,000	$1,053.00	$2.61	0.51%
Hypothetical**	$1,000	$1,022.39	$2.57	0.51%

AB High Income Municipal Portfolio

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,072.30	$4.49	0.87%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%
Class C
Actual	$1,000	$1,068.30	$8.35	1.62%
Hypothetical**	$1,000	$1,016.85	$8.15	1.62%
Advisor Class
Actual	$1,000	$1,073.60	$3.21	0.62%
Hypothetical**	$1,000	$1,021.84	$3.13	0.62%
Class Z
Actual	$1,000	$1,072.80	$3.36	0.65%
Hypothetical**	$1,000	$1,021.69	$3.28	0.65%

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EXPENSE EXAMPLE (continued)

(unaudited)

AB National Portfolio

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,054.90	$3.84	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
Class B
Actual	$1,000	$1,051.10	$7.67	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Class C
Actual	$1,000	$1,051.10	$7.67	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Advisor Class
Actual	$1,000	$1,056.20	$2.56	0.50%
Hypothetical**	$1,000	$1,022.44	$2.52	0.50%

AB New York Portfolio

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,056.50	$3.90	0.76%
Hypothetical**	$1,000	$1,021.14	$3.83	0.76%
Class B
Actual	$1,000	$1,051.60	$7.72	1.51%
Hypothetical**	$1,000	$1,017.40	$7.59	1.51%
Class C
Actual	$1,000	$1,052.60	$7.73	1.51%
Hypothetical**	$1,000	$1,017.40	$7.59	1.51%
Advisor Class
Actual	$1,000	$1,057.80	$2.62	0.51%
Hypothetical**	$1,000	$1,022.39	$2.57	0.51%

*

Expenses are equal to the classes’ annualized expense ratios (interest expense incurred), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB MUNICIPAL INCOME FUND | 25

BOND RATING SUMMARY1

May 31, 2019 (unaudited)

1

All data are as of May 31, 2019. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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BOND RATING SUMMARY1 (continued)

May 31, 2019 (unaudited)

1

All data are as of May 31, 2019. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

AB CALIFORNIA PORTFOLIO

May 31, 2019

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.0%
Long-Term Municipal Bonds – 96.0%
California – 91.8%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/35-10/01/37	$18,255	$21,119,004
Anaheim Housing & Public Improvements Authority Series 2016 5.00%, 10/01/34-10/01/36	6,280	6,765,668
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 6/01/33-6/01/35	3,300	3,928,488
Bay Area Toll Authority Series 2010S-2 5.00%, 10/01/30 (Pre-refunded/ETM)	2,350	2,466,677
Series 2013S 5.00%, 4/01/31 (Pre-refunded/ETM)	8,500	9,697,055
5.00%, 4/01/33 (Pre-refunded/ETM)	4,200	4,791,486
Beaumont Financing Authority AMBAC Series 2007C 5.00%, 9/01/26(a)	640	640,826
California Community College Financing Authority (NCCD-Orange Coast Properties LLC) Series 2018 5.25%, 5/01/43-5/01/48	5,350	6,166,509
California Educational Facilities Authority (Art Center College of Design) Series 2018A 5.00%, 12/01/44	4,735	5,578,919
California Educational Facilities Authority (Board of Trustees of The Leland Stanford Junior University (The)) Series 2007T 5.00%, 3/15/39	5,000	6,994,400
Series 2016U 5.00%, 6/01/46	6,985	10,117,284
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/35	4,415	5,109,126
California Educational Facilities Authority (Loma Linda University) Series 2017A 5.00%, 4/01/47	3,000	3,460,110

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/30	$1,250	$1,352,350
Series 2015 5.00%, 11/01/31	2,000	2,364,700
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/35-8/15/47	7,365	8,589,009
California Health Facilities Financing Authority (Dignity Health Obligated Group) Series 2008G 5.50%, 7/01/25	3,045	3,053,191
California Health Facilities Financing Authority (Providence St. Joseph Health Obligated Group) Series 2013A 5.00%, 7/01/33	5,000	5,623,800
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2017A 5.00%, 11/15/36	1,410	1,711,881
Series 2018A 5.00%, 11/15/35	1,400	1,706,306
California Infrastructure & Economic Development Bank (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) 5.00%, 1/01/36(a)(b)	1,500	1,483,290
California Infrastructure & Economic Development Bank (Pacific Gas & Electric Co.) 1.75%, 11/01/26(a)(c)(d)	2,095	1,979,775
California Municipal Finance Authority (American Heritage Education Foundation/CA) Series 2016A 5.00%, 6/01/36-6/01/46	3,400	3,827,007
California Municipal Finance Authority (Azusa Pacific University) Series 2015B 5.00%, 4/01/35-4/01/41	5,960	6,425,374
California Municipal Finance Authority (Biola University, Inc.) Series 2017 5.00%, 10/01/32-10/01/39	7,510	8,857,733

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (Community Hospitals of Central California Obligated Group) Series 2017A 5.00%, 2/01/47	$7,425	$8,450,095
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2014 5.25%, 1/01/45(a)	1,295	1,298,665
California Municipal Finance Authority (Inland Regional Center) Series 2015 5.00%, 6/15/32	5,000	5,787,450
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/36-12/31/37	9,685	11,372,728
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32(a)(c)(d)(e)	2,745	411,750
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 7/01/39-11/21/45(b)	17,740	20,877,115
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) 7.50%, 12/01/40(a)(b)	2,200	2,240,260
California Public Finance Authority (Henry Mayo Newhall Memorial Hospital) Series 2017 5.00%, 10/15/37-10/15/47	3,665	4,076,826
California School Finance Authority (ACE Charter Schools Obligated Group) Series 2016A 5.00%, 6/01/42(a)(b)	2,750	2,846,140
California School Finance Authority (Alliance for College Ready Public Schools Obligated Group) 5.25%, 7/01/52	2,500	2,801,425
Series 2015A 5.00%, 7/01/45(b)	4,000	4,422,560
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 6/01/37-6/01/47(a)(b)	2,765	2,919,189

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 6/01/46-6/01/51(a)(b)	$5,235	$5,471,757
California School Finance Authority (Ednovate Obligated Group) Series 2018 5.00%, 6/01/37(a)(b)	430	459,468
California School Finance Authority (Equitas Academy Obligated Group) Series 2018A 5.00%, 6/01/35(a)(b)	4,770	5,332,001
California School Finance Authority (Green Dot Public Schools Obligated Group) Series 2015A 5.00%, 8/01/45(b)	1,000	1,105,720
California School Finance Authority (Kipp SoCal Public Schools) Series 2014A 5.00%, 7/01/34	600	666,402
Series 2017A 5.00%, 7/01/37-7/01/47(b)	3,420	3,924,230
California School Finance Authority (Rocketship Education Obligated Group) Series 2016A 5.00%, 6/01/36-6/01/46(a)(b)	3,500	3,659,370
Series 2017A 5.125%, 6/01/47(a)(b)	700	739,312
Series 2017G 5.00%, 6/01/37-6/01/53(a)(b)	1,910	2,005,370
California School Finance Authority (Summit Public Schools Obligated Group) Series 2017 5.00%, 6/01/53(b)	3,450	3,879,663
California School Finance Authority (View Park Elementary & Middle Schools) Series 2014A 5.625%, 10/01/34	575	637,399
5.875%, 10/01/44	1,000	1,101,150
6.00%, 10/01/49	715	789,782
California State Public Works Board (California State Public Works Board Lease) Series 2012A 5.00%, 4/01/37	5,000	5,447,950

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (American Baptist Homes of the West Obligated Group) Series 2015 5.00%, 10/01/26-10/01/45	$5,645	$6,378,731
California Statewide Communities Development Authority (Buck Institute for Research on Aging) AGM Series 2014 5.00%, 11/15/34-11/15/44	4,500	5,159,615
California Statewide Communities Development Authority (California Baptist University) Series 2017A 5.00%, 11/01/32-11/01/41(a)(b)	3,010	3,473,558
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 5/15/34-5/15/36	3,910	4,608,635
California Statewide Communities Development Authority (Lancer Educational Housing LLC) 5.00%, 6/01/51(a)(b)	1,815	2,036,376
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016A 5.00%, 12/01/36(b)	5,000	5,579,850
Series 2018A 5.50%, 12/01/58(b)	1,700	1,966,815
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/44(a)(b)	1,800	1,969,704
5.375%, 11/01/49(a)(b)	2,500	2,744,550
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.25%, 7/01/39-7/01/52(b)	5,875	6,678,885
Capistrano Unified School District School Facilities Improvement District No. 1 AGM Series 2001B Zero Coupon, 8/01/25	8,000	6,642,560

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Atwater CA Wastewater Revenue AGM Series 2017A 5.00%, 5/01/40-5/01/43	$2,000	$2,359,850
City of Encinitas CA (City of Encinitas CA CFD No. 1) Series 2012 5.00%, 9/01/26-9/01/29	2,795	3,065,850
City of Irvine CA (City of Irvine CA Assessment Dist No. 13-1) Series 2013 5.00%, 9/02/27-9/02/29	1,760	1,989,631
City of Irvine CA (Irvine Community Facilities District No. 2013-3) Series 2018 5.00%, 9/01/43-9/01/48	6,650	7,556,852
City of Long Beach CA Marina System Revenue Series 2015 5.00%, 5/15/40	2,250	2,482,672
City of Long Beach CA Marina System Revenue Series 2015 5.00%, 5/15/32-5/15/45	3,350	3,717,377
City of Los Angeles CA Wastewater System Revenue Series 2013B 5.00%, 6/01/31	5,000	5,677,850
City of Los Angeles Department of Airports Series 2010A 5.00%, 5/15/25-5/15/27	12,475	12,927,434
City of Palm Springs CA Series 1991B Zero Coupon, 4/15/21 (Pre-refunded/ETM)	37,500	36,517,125
City of Palo Alto CA (City of Palo Alto CA University Avenue AD) Series 2012 5.00%, 9/02/25-9/02/30	3,290	3,645,208
City of Redding CA Electric System Revenue NATL Series 1992 8.502%, 7/01/22 (Pre-refunded/ETM)(f)	525	596,306
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/33	10,090	11,959,576

abfunds.com	AB MUNICIPAL INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017A 5.00%, 9/01/33-9/01/34(a)	$2,320	$2,704,858
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 9/01/36(a)	755	839,273
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2017A 5.00%, 3/01/33-3/01/37	8,400	9,916,542
Series 2017B 5.00%, 3/01/35	3,000	3,596,610
City of San Jose CA Hotel Tax Revenue Series 2011 6.125%, 5/01/31	5,000	5,420,700
City of Santa Clara CA Electric Revenue Series 2011A 5.00%, 7/01/30	1,810	1,944,338
City of Upland CA (San Antonio Regional Hospital) Series 2017 5.00%, 1/01/32-1/01/47	3,750	4,293,247
County of Orange CA AMBAC Series 1991 6.00%, 6/01/21 (Pre-refunded/ETM)	305	305,000
County of Sacramento CA (North Vineyard District 2005-2) Series 2016 5.00%, 9/01/40-9/01/45(a)	2,240	2,529,910
County of Sacramento CA Airport System Revenue Series 2016B 5.00%, 7/01/36	1,755	2,067,794
County of San Bernardino CA (County of San Bernardino CA COP) Series 2009A 5.25%, 8/01/26	1,635	1,645,333
El Dorado Irrigation District/El Dorado County Water Agency Series 2016C 5.00%, 3/01/36	4,750	5,609,845

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Fremont Community Facilities District No. 1 Series 2015 5.00%, 9/01/40(a)	$4,000	$4,472,360
Garden Grove Unified School District Series 2013C 5.00%, 8/01/32	2,535	2,885,768
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 6/01/47(a)	12,940	12,836,998
Imperial Irrigation District Electric System Revenue Series 2016C 5.00%, 11/01/31-11/01/36	2,500	2,990,135
Irvine Unified School District Series 2017B 5.00%, 9/01/47(a)	1,000	1,141,900
Jurupa Unified School District Series 2017B 5.00%, 8/01/34-8/01/35	1,535	1,879,555
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/31-9/01/35(a)	4,525	5,128,172
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/28-11/01/29	6,580	7,100,374
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2016A 5.00%, 6/01/32	3,500	4,251,765
Los Angeles Unified School District/CA (Los Angeles Unified School District/CA COP) Series 2012B 5.00%, 10/01/28-10/01/29	9,220	10,191,062
Menifee Union School District Series 2018 5.00%, 9/01/43-9/01/48	2,215	2,507,291
Norco Community Redevelopment Agency Successor Agency Series 2010 5.875%, 3/01/32 (Pre-refunded/ETM)(a)	1,580	1,633,151
6.00%, 3/01/36 (Pre-refunded/ETM)(a)	1,125	1,163,869

abfunds.com	AB MUNICIPAL INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/31-8/01/33	$5,340	$6,161,322
Orange County Transportation Authority (91 Express Lanes Toll Road) Series 2013 5.00%, 8/15/29	2,360	2,673,007
Oxnard Financing Authority AGM Series 2014 5.00%, 6/01/31	5,250	6,027,420
Palomar Health Series 2016A 5.00%, 8/01/31	1,285	1,519,615
Palomar Health (Palomar Health Obligated Group) Series 2016 5.00%, 11/01/36	5,000	5,654,200
Series 2017 5.00%, 11/01/42	1,000	1,117,230
Port of Los Angeles Series 2009C 5.00%, 8/01/26	21,450	21,578,914
Poway Unified School District (Poway Unified School District CFD No. 6) Series 2012 5.00%, 9/01/26	970	1,081,404
Poway Unified School District Public Financing Authority Series 2015A 5.00%, 9/01/33-9/01/34(a)	2,495	2,814,858
Redding Joint Powers Financing Authority Series 2015A 5.00%, 6/01/30	1,350	1,610,266
Rialto Redevelopment Agency Series 2018 5.00%, 9/01/32-9/01/37	3,235	3,936,659
Riverside County Transportation Commission Series 2013A 5.25%, 6/01/32 (Pre-refunded/ETM)	9,165	10,595,840
Sacramento Area Flood Control Agency Series 2016A 5.00%, 10/01/35	5,000	6,025,550
Sacramento Regional Transit District Series 2012 5.00%, 3/01/36 (Pre-refunded/ETM)(a)	680	711,219
5.00%, 3/01/36-3/01/42	2,445	2,542,450

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Diego County Water Authority Series 2011B 5.00%, 5/01/29-5/01/30	$16,115	$17,243,890
San Diego Public Facilities Financing Authority Series 2010A 5.25%, 3/01/25 (Pre-refunded/ETM)	15,000	15,744,300
San Diego Unified School District/CA Series 2013C 5.00%, 7/01/32	3,180	3,616,996
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2010A 4.90%, 5/01/29	2,010	2,039,507
Series 2012A 5.00%, 5/01/27-5/01/28	7,000	7,658,090
Series 2017A 5.00%, 5/01/42	2,000	2,345,680
Series 2019A 5.00%, 5/01/44	10,000	12,065,800
San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2018B 5.00%, 10/01/35	2,055	2,568,791
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/29(a)	1,310	1,423,800
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) Series 2016B 5.00%, 8/01/33-8/01/35	2,000	2,364,280
Series 2016C 5.00%, 8/01/32-8/01/35	2,000	2,369,540
San Joaquin Hills Transportation Corridor Agency Series 1993 Zero Coupon, 1/01/20 (Pre-refunded/ETM)	20,000	19,844,800
Zero Coupon, 1/01/21 (Pre-refunded/ETM)	20,000	19,574,600
Zero Coupon, 1/01/23 (Pre-refunded/ETM)	25,000	23,758,500

abfunds.com	AB MUNICIPAL INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014A 5.00%, 7/01/33-7/01/34	$8,200	$9,499,970
State of California Series 2004 5.30%, 4/01/29	5	5,015
Series 2013 5.00%, 2/01/31	5,000	5,620,050
Series 2014 5.00%, 12/01/30	2,000	2,304,440
Series 2017 5.00%, 8/01/35	5,000	6,013,800
Stockton Redevelopment Agency Successor Agency AGM Series 2016A 5.00%, 9/01/33-9/01/34	3,800	4,501,722
Successor Agency to Richmond Community Redevelopment Agency Series 2010A 5.75%, 9/01/25	1,030	1,082,674
6.00%, 9/01/30	1,395	1,469,200
Successor Agency to the Redev of San Francisco – Mission Bay North Series 2016A 5.00%, 8/01/32-8/01/36	3,500	4,142,448
Tejon Ranch Public Facilities Finance Authority (Tejon Ranch Public Facilities Finance Authority CFD No. 1) Series 2012 5.25%, 9/01/26-9/01/28(a)	2,375	2,587,674
5.50%, 9/01/30-9/01/33(a)	2,135	2,328,094
Tustin Community Facilities District No. 06-1 Series 2015A 5.00%, 9/01/32-9/01/35	3,780	4,404,953
Walnut Energy Center Authority Series 2014 5.00%, 1/01/31-1/01/32	7,700	8,904,694
Washington Township Health Care District Series 2017B 5.00%, 7/01/32-7/01/33	3,500	4,087,415
West Contra Costa Healthcare District Series 2011 6.00%, 7/01/32(a)	1,050	1,118,565

		740,063,847

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Alabama – 0.1%
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 5/01/44(a)(b)	$870	$955,895

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 9/01/38(b)	1,605	1,695,699

Florida – 0.2%
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 6/01/48(a)(b)	285	306,529
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.25%, 1/01/49(a)(b)	1,325	1,332,831

		1,639,360

Guam – 0.9%
Guam Government Waterworks Authority Series 2016 5.00%, 1/01/46	1,335	1,475,735
Guam Power Authority Series 2017A 5.00%, 10/01/36-10/01/40	5,240	5,908,576

		7,384,311

Illinois – 0.3%
Chicago Board of Education Series 2018A 5.00%, 12/01/31	2,000	2,249,500

Michigan – 0.1%
City of Detroit MI 5.00%, 4/01/36	305	332,715

Ohio – 0.2%
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	1,700	1,700,000

abfunds.com	AB MUNICIPAL INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 1.2%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	$1,000	$1,097,710
NATL Series 2007V 5.25%, 7/01/35	100	107,918
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	775	832,993
AGC Series 2007C 5.50%, 7/01/31	140	156,321
AGC Series 2007N 5.25%, 7/01/34-7/01/36	2,090	2,286,784
NATL Series 2005L 5.25%, 7/01/35	130	139,745
NATL Series 2007N 5.25%, 7/01/32	165	178,829
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	2,110	2,107,363
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 7/01/25	335	372,704
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/29(a)	847	580,203
Series 2019A 5.00%, 7/01/58(a)	2,080	2,067,624

		9,928,194

Tennessee – 0.1%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(a)(b)	1,010	1,034,715

Texas – 0.9%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(b)	1,805	1,931,512

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	$3,050	$3,217,293
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	1,525	1,569,042

		6,717,847

Total Municipal Obligations (cost $727,049,831)		773,702,083

	Shares
SHORT-TERM INVESTMENTS – 3.1%
Investment Companies – 3.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(g)(h)(i) (cost $24,865,455)	24,865,455	24,865,455

Total Investments – 99.1% (cost $751,915,286)		798,567,538
Other assets less liabilities – 0.9%		7,492,997

Net Assets – 100.0%		$806,060,535

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	19,849	8/31/20	2.235%	CPI	#	Maturity	$(242,609)
Barclays Bank PLC	USD	19,848	9/04/20	2.248%	CPI	#	Maturity	(243,918)
Barclays Bank PLC	USD	22,651	9/20/20	2.263%	CPI	#	Maturity	(279,340)
Barclays Bank PLC	USD	22,959	10/15/20	2.208%	CPI	#	Maturity	(250,403)
Barclays Bank PLC	USD	11,599	10/15/20	2.210%	CPI	#	Maturity	(127,082)
Citibank, NA	USD	16,700	10/17/20	2.220%	CPI	#	Maturity	(184,821)
JPMorgan Chase Bank, NA	USD	20,343	8/30/20	2.210%	CPI	#	Maturity	(237,446)
JPMorgan Chase Bank, NA	USD	29,230	7/15/24	2.165%	CPI	#	Maturity	(317,693)

								$(1,883,312)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB MUNICIPAL INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, the aggregate market value of these securities amounted to $93,072,364 or 11.5% of net assets.

(c)	Non-income producing security.

(d)	Defaulted.

(e)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32	12/22/11	$2,745,000	$411,750	0.05%

(f)	Inverse Floater Security.

(g)	Affiliated investments.

(h)	The rate shown represents the 7-day yield as of period end.

(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.1% and 0.1%, respectively.

Glossary:

AD – Assessment District

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CFD – Community Facilities District

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

See notes to financial statements.

42 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

AB HIGH INCOME MUNICIPAL PORTFOLIO

May 31, 2019

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.5%
Long-Term Municipal Bonds – 98.5%
Alabama – 1.6%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	$18,565	$21,770,247
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2016A 5.00%, 9/01/46	2,500	3,322,500
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 5/01/44(a)(b)	19,900	21,864,727

		46,957,474

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 9/01/38(b)	515	544,103
Series 2015A 6.625%, 9/01/35	5,000	5,152,550

		5,696,653

Arizona – 0.8%
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/40(a)	2,865	3,030,683
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona) Series 2014 5.00%, 7/01/44	10,690	11,455,083
Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018A 6.00%, 7/01/52(b)	2,170	2,434,284
Maricopa County Industrial Development Authority (Reid Traditional Schools Painted Rock Academy) Series 2016 5.00%, 7/01/47	1,375	1,497,843

abfunds.com	AB MUNICIPAL INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 5/01/25	$1,780	$1,965,031
Tempe Industrial Development Authority (Friendship Village of Tempe) Series 2012A 6.25%, 12/01/42-12/01/46(a)	3,000	3,180,480
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.125%, 10/01/47(a)(b)	1,225	1,371,780

		24,935,184

Arkansas – 0.2%
Arkansas Development Finance Authority (Big River Steel LLC) 4.50%, 9/01/49(b)	6,350	6,538,912

California – 9.3%
Abag Finance Authority for Nonprofit Corps. (Episcopal Senior Communities) Series 2011 6.125%, 7/01/41	2,400	2,588,256
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/35	5,000	5,796,250
California Educational Facilities Authority (Board of Trustees of The Leland Stanford Junior University (The)) Series 2007T 5.00%, 3/15/39	14,035	19,633,281
Series 2016U 5.00%, 6/01/46	7,545	10,928,404
Series 2019V 5.00%, 5/01/49	12,500	18,413,125
California Infrastructure & Economic Development Bank (Pacific Gas & Electric Co.) 1.75%, 11/01/26(a)(c)(d)	2,205	2,083,725
California Municipal Finance Authority Series 2011B 7.75%, 4/01/31(a)(b)	2,380	2,632,637
California Municipal Finance Authority (Azusa Pacific University) Series 2015B 5.00%, 4/01/35	2,000	2,168,820

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 1/01/32(a)(b)	$1,000	$1,057,560
6.875%, 1/01/42(a)(b)	3,500	3,715,565
Series 2014 5.00%, 1/01/35(a)	1,050	1,049,958
5.25%, 1/01/45(a)	2,025	2,030,731
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) 5.00%, 12/31/47	3,000	3,469,380
Series 2018A 5.00%, 12/31/43	2,000	2,321,440
California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012A 5.30%, 8/01/47	1,675	1,752,067
California Municipal Finance Authority (Rocketship Education Obligated Group) Series 2014A 7.00%, 6/01/34(a)	3,800	4,228,184
7.25%, 6/01/43(a)	6,565	7,328,969
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 6/01/43(a)	3,180	3,376,874
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32(a)(c)(d)(e)	3,795	569,250
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(b)	11,865	12,632,310
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) 7.50%, 12/01/40(a)(b)	515	524,424
California School Finance Authority (ACE Charter Schools Obligated Group) Series 2016A 5.00%, 6/01/52(a)(b)	2,045	2,094,653

abfunds.com	AB MUNICIPAL INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Alliance for College Ready Public Schools Obligated Group) Series 2016A 5.00%, 7/01/46-7/01/51(b)	$5,250	$5,792,850
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 6/01/54(a)(b)	1,165	1,218,054
California School Finance Authority (Kipp SoCal Public Schools) Series 2014A 5.125%, 7/01/44	2,850	3,136,966
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014A 6.40%, 8/01/34(b)	1,000	1,119,950
6.75%, 8/01/44(b)	6,180	6,931,612
California School Finance Authority (Tri-Valley Learning Corp.) Series 2012A 7.00%, 6/01/47(a)(c)(d)(e)	8,995	5,846,750
California Statewide Communities Development Authority (Amino Inglewood CA High School) Series 2011A 7.25%, 8/01/41	2,000	2,196,080
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/34	3,470	3,755,893
California Statewide Communities Development Authority (Loma Linda University Medical Center) 5.25%, 12/01/48(b)	6,080	6,964,822
Series 2016A 5.00%, 12/01/41-12/01/46(b)	7,945	8,774,081
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/41(a)	3,950	4,407,331

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Rocklin Academy) Series 2011A 8.25%, 6/01/41	$4,005	$4,397,130
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 5.625%, 10/01/32(a)	1,000	1,075,210
6.00%, 10/01/47(a)	1,000	1,076,470
City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/41	4,500	5,006,475
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 6/01/47(a)	56,635	56,184,185
Norco Community Redevelopment Agency Successor Agency Series 2010 6.00%, 3/01/36(a)	450	465,547
San Diego Unified School District/CA Series 2010C Zero Coupon, 7/01/46-7/01/47	18,750	7,842,246
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 1/15/44	5,600	6,304,984
Series 2014B 5.25%, 1/15/44	4,000	4,480,000
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/36(a)	3,600	3,605,436
University of California Series 2016A 5.00%, 5/15/32(f)	10,000	11,275,700
University of California CA Revenues 5.00%, 5/15/33(f)	9,000	10,148,130
West Contra Costa Healthcare District Series 2011 6.25%, 7/01/42(a)	5,900	6,293,884

		278,695,649

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Colorado – 1.1%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/37(a)(b)	$5,730	$6,031,341
Central Platte Valley Metropolitan District Series 2014 5.00%, 12/01/43	1,250	1,329,438
Clear Creek Station Metropolitan District No. 2 Series 2017A 5.00%, 12/01/47(a)	1,000	1,032,420
Colorado Educational & Cultural Facilities Authority (STEM School Academy) Series 2014 5.00%, 11/01/44	890	921,479
5.125%, 11/01/49	765	794,766
Colorado Health Facilities Authority (CommonSpirit Health) Series 2013 5.25%, 1/01/40	5,795	6,403,649
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2012 5.00%, 12/01/42	2,690	2,851,023
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015A 6.125%, 12/01/45(a)(b)	1,750	1,854,020
6.25%, 12/01/50(a)(b)	1,000	1,063,440
Copperleaf Metropolitan District No. 2 Series 2015 5.75%, 12/01/45(a)	1,000	1,049,330
E-470 Public Highway Authority Series 2010C 5.25%, 9/01/25	600	624,378
Fitzsimons Village Metropolitan District No. 1 Series 2010A 7.50%, 3/01/40(a)	1,233	1,255,157
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/40(a)(b)	1,000	1,041,880
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 2) Series 2015A 5.75%, 12/01/45(a)	1,610	1,680,325

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017A 5.00%, 12/01/47(a)	$2,000	$2,032,600
Three Springs Metropolitan District No. 3 Series 2010 7.75%, 12/01/39(a)	2,550	2,608,752

		32,573,998

Connecticut – 1.1%
State of Connecticut Series 2013E 5.00%, 8/15/31	7,850	8,747,019
Series 2016A 5.00%, 3/15/32	7,630	8,908,101
Series 2017A 5.00%, 4/15/32-4/15/35	8,150	9,614,312
Series 2018A 5.00%, 4/15/37	3,885	4,616,235
Series 2018E 5.00%, 9/15/37	1,000	1,194,570

		33,080,237

Delaware – 0.0%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	575	600,633

District of Columbia – 0.7%
District of Columbia (American Society of Hematology, Inc. (The)) Series 2009 5.00%, 7/01/36	3,000	3,248,190
District of Columbia (Freedom Forum, Inc. (The)) NATL 6.75%, 8/01/38(g)	1,925	1,949,063
NATL Series 2002B 6.75%, 8/01/37(g)	600	609,000
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 6/01/42	2,660	2,825,851
Series 2016A 5.00%, 6/01/41-6/01/46	3,705	4,133,509

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

District of Columbia (KIPP DC Obligated Group) Series 2017A 5.00%, 7/01/42-7/01/48	$6,800	$7,714,090

		20,479,703

Florida – 4.7%
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/42-10/01/46(a)	4,065	4,611,719
Alachua County Health Facilities Authority (Shands Teaching Hospital and Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	4,000	4,472,240
Bexley Community Development District Series 2016 4.875%, 5/01/47(a)	2,090	2,138,509
Cape Coral Health Facilities Authority (Gulf Care, Inc.) Series 2015 6.00%, 7/01/50(a)(b)	1,550	1,685,191
Capital Trust Agency, Inc. (AVIVA SENIOR LIFE) Series 2017 5.00%, 7/01/46(a)(b)	1,500	1,576,170
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 6/01/48(a)(b)	5,230	5,625,074
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	1,500	1,596,555
City of Tallahassee FL (Tallahassee Memorial HealthCare, Inc.) Series 2015A 5.00%, 12/01/44	6,830	7,568,460
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(a)(b)	18,130	18,232,072
Martin County Health Facilities Authority Series 2012 5.50%, 11/15/32-11/15/42	9,050	9,916,538

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(b)	$6,710	$6,843,126
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/29	4,365	4,804,032
Series 2014 5.00%, 11/15/39-11/15/44	14,850	16,427,470
North Broward Hospital District Series 2017B 5.00%, 1/01/37-1/01/48	25,135	28,060,701
Sarasota County Health Facilities Authority (Village On the Isle) Series 2017A 5.00%, 1/01/47-1/01/52	6,950	7,576,585
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/35	8,000	9,530,800
Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 6.00%, 4/01/42	9,050	10,196,182

		140,861,424

Georgia – 0.3%
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System Obligated Group) Series 2017 5.00%, 8/01/47	2,650	2,996,461
Private Colleges & Universities Authority (Savannah College of Art & Design, Inc.) Series 2014 5.00%, 4/01/44	5,000	5,495,800

		8,492,261

Guam – 0.0%
Guam Department of Education (Guam Department of Education COP) Series 2010A 6.875%, 12/01/40	910	938,683

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Idaho – 0.1%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 2/01/36	$4,000	$4,291,000

Illinois – 13.3%
Chicago Board of Education Series 2011A 5.25%, 12/01/41	5,000	5,190,600
Series 2015C 5.25%, 12/01/35-12/01/39	15,500	16,738,603
Series 2016A 7.00%, 12/01/44	3,095	3,684,598
Series 2017A 7.00%, 12/01/46(b)	4,975	6,161,985
Series 2017B 6.75%, 12/01/30(b)	11,365	14,362,291
7.00%, 12/01/42(b)	2,400	2,980,536
Series 2017C 5.00%, 12/01/34	5,055	5,593,155
Series 2017G 5.00%, 12/01/44	8,150	8,853,019
Series 2018A 5.00%, 12/01/28-12/01/33	11,150	12,596,604
Series 2018C 5.00%, 12/01/26	4,900	5,546,408
Chicago O’Hare International Airport Series 2017D 5.25%, 1/01/36	5,000	5,997,500
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.75%, 1/01/43	2,055	2,314,156
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2011 5.25%, 12/01/31	5,000	5,323,650
Series 2014 5.25%, 12/01/49	8,000	8,924,640
City of Chicago IL Series 2012A 5.00%, 1/01/34	695	719,033
Series 2014A 5.00%, 1/01/23-1/01/36	2,485	2,646,733

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 20152 5.00%, 1/01/25	$400	$441,520
Series 2015A 5.50%, 1/01/33	1,000	1,106,450
Series 2016C 5.00%, 1/01/38	590	634,238
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/52(a)(h)	7,950	6,830,640
City of Chicago IL (Metramarket of Chicago LLC) Series 2010A 6.87%, 2/15/24	617	617,619
Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 2/15/32(i)	5,145	6,159,028
5.00%, 2/15/34	3,000	3,556,080
Illinois Finance Authority (CHF-Chicago LLC) Series 2017A 5.00%, 2/15/47-2/15/50	2,790	3,077,927
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/36	4,695	4,707,583
Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/48	1,300	1,399,411
Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.625%, 5/15/42(a)	7,525	7,768,584
5.75%, 5/15/46(a)	4,740	4,903,009
Illinois Finance Authority (Mercy Health Corp.) Series 2016 5.00%, 12/01/40-12/01/46	16,000	17,798,830
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2016A 6.33%, 5/15/48(a)	4,344	3,993,023
6.44%, 5/15/55(a)	8,560	7,828,176

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016C 2.00%, 5/15/55(a)(c)(d)(h)	$2,277	$113,349
Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 5/15/43	7,500	8,109,675
Series 2015 5.25%, 5/15/50	2,300	2,423,395
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017C 5.00%, 8/01/49	1,075	1,195,701
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/44	4,500	4,988,790
Illinois State Toll Highway Authority Series 2015B 5.00%, 1/01/36-1/01/40	22,300	25,775,394
Metropolitan Pier & Exposition Authority Series 2012 Zero Coupon, 12/15/41-12/15/50	44,175	15,048,200
Series 2017A 5.00%, 6/15/57	12,475	13,547,351
Series 2017B Zero Coupon, 12/15/54	8,000	1,764,640
State of Illinois Series 2014 5.00%, 5/01/29-5/01/36	30,065	32,451,080
Series 2016 5.00%, 2/01/25-11/01/35	43,000	48,634,160
Series 2017A 5.00%, 12/01/34	6,800	7,601,448
Series 2017D 5.00%, 11/01/28	12,000	13,800,120
Series 2018A 5.00%, 10/01/28-5/01/30	10,520	12,148,415
Series 2018B 5.00%, 10/01/24	5,000	5,626,550
Village of Antioch IL Special Service Areas No. 1 & 2 Series 2016A 4.50%, 3/01/33(a)	9,855	9,894,026
Series 2016B 7.00%, 3/01/33(a)	4,291	4,306,405

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Village of Pingree Grove IL Special Service Area No. 7 Series 2015A 4.50%, 3/01/25(a)	$2,635	$2,730,677
5.00%, 3/01/36(a)	8,969	9,391,709
Series 2015B 6.00%, 3/01/36(a)	2,854	3,057,833

		401,064,547

Indiana – 2.1%
Indiana Finance Authority (Baptist Healthcare System Obligated Group) Series 2017 5.00%, 8/15/51	3,715	4,176,106
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 8/15/40-8/15/45	8,010	8,315,212
Indiana Finance Authority (Marquette Manor LLC) Series 2012 4.75%, 3/01/32	5,535	5,725,293
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/39	2,675	2,875,705
Indiana Finance Authority (Ohio River Bridges) Series 2013A 5.00%, 7/01/44-7/01/48	22,595	24,535,831
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 3/01/39(a)(b)	15,145	15,591,323
Town of Chesterton IN (StoryPoint Obligated Group) Series 2016 6.375%, 1/15/51(a)(b)	2,000	2,104,980

		63,324,450

Iowa – 0.4%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/50	6,060	6,543,346

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Xenia Rural Water District Series 2016 5.00%, 12/01/41	$4,000	$4,478,400

		11,021,746

Kansas – 0.3%
City of Lawrence KS (Lawrence Memorial Hospital/KS) Series 2018 5.00%, 7/01/43	7,500	8,747,550

Kentucky – 1.7%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/41-8/15/46	9,720	10,998,414
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2013 5.375%, 1/01/40	3,250	3,605,258
Kentucky Economic Development Finance Authority (Louisville Arena Authority, Inc.) AGM Series 2017A 5.00%, 12/01/45	5,000	5,771,200
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42(a)	7,765	8,113,105
5.50%, 11/15/45(a)	2,350	2,461,625
Series 2016A 5.00%, 5/15/46-5/15/51(a)	8,000	8,327,280
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/37	4,045	4,490,557
5.25%, 6/01/41	3,650	4,126,507

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.75%, 11/15/50(a)	$2,650	$2,810,696

		50,704,642

Louisiana – 1.5%
Jefferson Parish Hospital Service District No. 2 Series 2011 6.375%, 7/01/41(e)	5,775	5,760,562
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.25%, 11/15/45(a)	7,625	8,481,440
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/41	5,000	5,767,800
Louisiana Public Facilities Authority Series 2016 5.00%, 5/15/47(a)	25	30,457
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39(a)(d)(e)	7,250	73
Series 2014A 8.375%, 7/01/39(a)(d)(e)	17,000	170
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) Series 2016A 5.00%, 7/01/51	10,000	11,225,300
Louisiana Public Facilities Authority (Ochsner Clinic Foundation) Series 2017 5.00%, 5/15/42	5,000	5,717,050
New Orleans Aviation Board Series 2017B 5.00%, 1/01/48	2,350	2,667,062

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/37(a)	$4,600	$4,930,004

		44,579,918

Maine – 0.9%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 1/01/25(b)	7,270	8,001,871
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 6.75%, 7/01/36-7/01/41	8,440	9,148,628
Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 7/01/39	8,100	8,951,958

		26,102,457

Maryland – 0.5%
City of Westminster MD (Lutheran Village at Miller’s Grant, Inc. (The)) Series 2014A 6.00%, 7/01/34(a)	1,500	1,612,980
6.125%, 7/01/39(a)	750	809,303
6.25%, 7/01/44(a)	2,000	2,169,400
County of Frederick MD (Mount St. Mary’s University, Inc.) Series 2017A 5.00%, 9/01/37-9/01/45(b)	2,885	3,117,911
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 7/01/40-7/01/45	5,275	5,922,297

		13,631,891

Massachusetts – 3.5%
Massachusetts Development Finance Agency Series 2013A 6.25%, 11/15/33(a)(b)	2,000	2,400,520

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Emerson College) Series 2016A 5.00%, 1/01/47	$16,595	$18,745,546
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016A 5.00%, 10/01/34-10/01/43	5,500	6,246,647
Massachusetts Development Finance Agency (Lawrence General Hospital Obligated Group) Series 2017 5.00%, 7/01/34-7/01/47	5,080	5,609,919
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	5,000	5,308,350
Series 2014 5.125%, 7/01/44	1,000	1,088,010
Massachusetts Development Finance Agency (NewBridge on the Charles, Inc.) Series 2017 5.00%, 10/01/37-10/01/57(b)	6,000	6,521,560
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019A 5.00%, 7/01/36-7/01/44	10,430	12,201,409
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/22(a)(b)	12,175	10,603,329
Series 2017A 7.75%, 12/01/44(a)(b)	5,235	5,309,494
Massachusetts Port Authority Series 2019A 5.00%, 7/01/36-7/01/38	16,600	20,274,456
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012B 5.00%, 8/15/30(f)	10,000	11,024,300

		105,333,540

Michigan – 3.4%
City of Detroit MI 5.00%, 4/01/37	1,700	1,846,931

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Detroit MI Water Supply System Revenue (Great Lakes Water Authority Water Supply System Revenue) Series 2011C 5.00%, 7/01/41	$1,425	$1,495,851
Detroit City School District Series 2012A 5.00%, 5/01/30-5/01/31	4,015	4,363,320
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017A 5.00%, 11/01/47-11/01/52(a)	2,245	2,357,025
Great Lakes Water Authority Water Supply System Revenue Series 2016B 5.00%, 7/01/46	10,000	11,436,100
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2014C-2 5.00%, 7/01/44	2,000	2,149,500
Series 2014C-6 5.00%, 7/01/33	2,750	3,113,605
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014D-4 5.00%, 7/01/29	1,400	1,610,910
5.00%, 7/01/30	1,000	1,146,010
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/39-7/01/44	14,780	16,160,956
Michigan Finance Authority (Trinity Health Corp.) Series 20162 5.00%, 12/01/45	3,000	3,450,420
Michigan Strategic Fund (Canterbury Health Care, Inc. Obligated Group) Series 2016 5.00%, 7/01/46-7/01/51(a)(b)	3,785	3,936,999

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 7.00%, 12/01/30(a)(b)	$9,370	$10,618,084
Series 2014 7.50%, 12/01/25(a)(b)	5,315	6,016,899
Series 2016 7.50%, 12/01/25(a)(b)(j)	2,890	3,284,311
Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	1,750	1,818,320
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp/MI) Series 2007A 6.00%, 6/01/48	23,470	23,470,235
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc. Obligated Group) Series 2016A 5.00%, 7/01/46(a)(b)	2,895	3,013,811

		101,289,287

Minnesota – 0.1%
City of Bethel MN (Lodge at Stillwater LLC (The)) Series 2018 5.00%, 6/01/48-6/01/53(a)	2,850	2,970,463
5.25%, 6/01/58(a)	1,175	1,237,851

		4,208,314

Mississippi – 0.3%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 9/01/36-9/01/46	8,310	9,373,040

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Missouri – 0.9%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/36	$1,900	$2,144,568
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	1,520	1,544,062
Series 2011 6.00%, 2/01/41	1,750	1,838,130
Health & Educational Facilities Authority of the State of Missouri (St. Luke’s Health System Obligated Group/MO) Series 2018A 5.00%, 11/15/43	1,250	1,462,525
I-470 Western Gateway Transportation Development District (I-470 Western Gateway Transportation Development District Sales Tax) Series 2019A 5.25%, 12/01/48(a)(b)	5,000	5,149,700
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/51(a)(k)	2,885	2,487,591
Lees Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 8/15/36-8/15/51	10,000	10,684,219
Missouri State Environmental Improvement & Energy Resources Authority (Union Electric Co.) NATL Series 1998A 3.78%, 9/01/33(g)	1,010	1,010,000

		26,320,795

Nebraska – 0.2%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.25%, 9/01/37	1,500	1,638,390

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Douglas County Hospital Authority No. 2 (Madonna Rehabilitation Hospital Obligated Group) Series 2014 5.00%, 5/15/44	$4,015	$4,360,531

		5,998,921

Nevada – 0.2%
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018C Zero Coupon, 7/01/58(a)(b)	8,500	1,105,510
Las Vegas Redevelopment Agency Series 2016 5.00%, 6/15/45	3,000	3,363,810
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 2/15/38(a)(b)	1,635	1,751,723

		6,221,043

New Hampshire – 0.7%
New Hampshire Health and Education Facilities Authority Act (Concord Hospital Obligated Group) Series 2017 5.00%, 10/01/47	10,000	11,614,200
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	4,585	4,899,348
Series 2016 5.00%, 1/01/46	4,285	4,777,775

		21,291,323

New Jersey – 7.4%
City of Bayonne NJ BAM Series 2016 5.00%, 7/01/39	2,500	2,888,225
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/29	5,900	6,542,982
Series 2014U 5.00%, 6/15/40	3,500	3,788,295

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015W 5.25%, 6/15/40	$5,000	$5,548,350
Series 2017B 5.00%, 11/01/26	10,000	11,695,900
Series 2017D 5.00%, 6/15/42	5,000	5,594,400
Series 2018A 5.00%, 6/15/47	5,000	5,605,300
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 1/01/34	9,780	10,981,962
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/37-10/01/47	10,750	11,887,815
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 6/15/43	7,515	7,985,439
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 4.875%, 9/15/19	345	347,432
5.25%, 9/15/29	4,140	4,539,055
Series 2000B 5.625%, 11/15/30	4,525	5,191,985
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	5,240	5,415,750
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/28-6/15/29	22,140	25,814,015
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 6/15/46	2,190	2,488,212
Series 2013A 5.00%, 6/15/36	5,000	5,403,050

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015A 5.00%, 6/15/45	$1,000	$1,095,180
Series 2018A 5.00%, 12/15/33-12/15/35	12,100	14,045,254
New Jersey Turnpike Authority Series 2015E 5.00%, 1/01/45	18,000	20,393,100
South Jersey Transportation Authority LLC Series 2014A 5.00%, 11/01/39	7,765	8,618,917
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 6/01/46	52,440	56,000,151

		221,870,769

New Mexico – 0.5%
City of Farmington NM (Southern California Edison Co.) 1.875%, 4/01/29	7,225	7,195,811
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 7/01/42	8,155	8,763,771

		15,959,582

New York – 6.0%
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/39	6,950	7,284,781
5.50%, 11/01/44	2,875	3,066,906
City of Newburgh NY Series 2012A 5.25%, 6/15/27	1,010	1,107,920
5.625%, 6/15/34	1,235	1,346,212
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2015 12.00%, 1/01/22(a)(e)	5,000	4,933,500
Metropolitan Transportation Authority Series 2015A 5.00%, 11/15/45	4,830	5,492,193
Series 2016A 5.00%, 11/15/32	1,295	1,541,749

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016B 5.00%, 11/15/37	$13,265	$15,654,026
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 5.875%, 1/01/23(a)	867	887,989
6.50%, 1/01/32(a)	1,399	1,449,245
6.70%, 1/01/49(a)	5,995	6,077,026
Series 2014B 5.50%, 7/01/20(a)	208	209,067
Series 2014C 2.00%, 1/01/49(a)(c)(d)(h)	1,933	314,114
New York City Municipal Water Finance Authority Series 2013D 5.00%, 6/15/34(f)	10,000	11,272,000
New York City NY Transitional 5.00%, 11/01/28-2/01/32(f)	18,640	20,816,475
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 3/15/44	1,900	2,051,867
New York NY GO Series 2013A-1 5.00%, 10/01/28(f)	9,500	10,559,060
New York State Dormitory Authority (Trustees of Columbia University in the City of New York (The)) 5.00%, 10/01/45	1,000	1,464,550
Series 2018A 5.00%, 10/01/48(i)	4,970	7,395,658
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 7/01/41	17,110	18,832,635
5.25%, 1/01/50	8,000	8,863,040
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 1/01/46(a)	6,185	6,418,855
Port Authority of New York & New Jersey (Delta Air Lines, Inc.) Series 2010 6.00%, 12/01/42	2,285	2,419,129

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/28	$7,425	$8,311,025
5.00%, 11/15/29(f)	3,750	4,194,787
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 9/15/37(a)	4,270	4,289,813
5.25%, 9/15/42-9/15/53(a)	11,510	11,627,037
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/46	10,000	11,110,600

		178,991,259

North Carolina – 0.2%
County of New Hanover NC (New Hanover Regional Medical Center) Series 2017 5.00%, 10/01/47	1,000	1,155,800
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/35(a)	1,625	1,722,955
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2017 5.00%, 9/01/41-9/01/46(a)	2,250	2,405,422

		5,284,177

North Dakota – 0.3%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2018 5.375%, 9/15/38(a)(b)	3,650	3,519,330
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 6/01/43	5,000	5,582,050

		9,101,380

Ohio – 4.5%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	43,190	41,513,364

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Allen/OH Hospital Facilities Revenue (Mercy Health/OH) Series 2017A 5.00%, 8/01/42	$1,465	$1,698,580
County of Cuyahoga/OH (MetroHealth System (The)) 5.00%, 2/15/52	2,500	2,751,600
Series 2017 5.00%, 2/15/42	26,100	28,949,859
5.25%, 2/15/47	7,575	8,516,042
County of Franklin/OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47(a)	11,835	12,078,091
County of Hamilton/OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,000	1,059,280
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 4/01/49(a)(b)	2,135	2,365,132
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 2015-1 7.125%, 1/15/50(a)	1,560	1,595,552
Series 20151 7.00%, 1/15/40(a)	5,265	5,399,099
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009C 5.625%, 6/01/19(a)(c)(d)	8,065	8,065,000
Series 2009D 4.25%, 8/01/29(a)	12,525	12,525,000
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	2,730	2,730,000
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 4.25%, 1/15/38(a)(b)	1,540	1,618,186

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority (Pratt Paper/OH, Inc.) Series 2017 4.50%, 1/15/48(a)(b)	$2,625	$2,784,574
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	1,510	1,510,000
Toledo-Lucas County Port Authority (StoryPoint Obligated Group) Series 2016 6.375%, 1/15/51(a)(b)	1,000	1,052,490

		136,211,849

Oklahoma – 0.5%
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018B 5.50%, 8/15/57	8,610	10,055,877
Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35(a)	3,875	4,214,954

		14,270,831

Oregon – 0.7%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.40%, 10/01/44(a)	2,750	2,983,613
5.50%, 10/01/49(a)	5,650	6,142,849
Oregon St. Dept of Transportation Series 2013A 5.00%, 11/15/29-11/15/30(f)	10,000	11,492,450

		20,618,912

Pennsylvania – 3.6%
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 5/01/42(b)	3,070	3,359,010
Series 2018 5.00%, 5/01/42(b)	2,325	2,567,381

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 6/01/46-6/01/51(a)	$11,665	$13,249,523
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45(a)	4,170	4,246,728
Series 2012 5.25%, 1/01/32-1/01/41(a)	3,720	3,850,483
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/32	1,000	1,127,260
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 6.00%, 7/01/45(a)	18,125	19,505,581
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 3/01/42	2,135	2,235,900
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp. (The)) Series 2012A 5.00%, 11/01/41	3,620	3,902,686
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34-12/31/38	11,930	13,507,770
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2017 5.00%, 5/01/41	1,000	1,158,820
Pennsylvania Turnpike Commission Series 2017B 5.00%, 6/01/36	2,010	2,339,419

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (Evangelical Services for the Aging Obligated Group) Series 2017A 5.00%, 7/01/49	$2,665	$2,830,257
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 6/01/40(a)	1,300	1,358,734
6.50%, 6/01/45(a)	2,390	2,508,114
6.625%, 6/01/50(a)	3,870	4,075,574
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016A 5.00%, 1/01/51-1/01/57(b)	12,395	12,572,369
Series 2016B 6.08%, 1/01/26(b)	930	915,325
Series 2016C Zero Coupon, 1/01/36(b)	3,010	1,216,732
Series 2016D Zero Coupon, 1/01/57(b)	60,775	5,434,501
State Public School Building Authority (Harrisburg School District) AGM Series 2016A 5.00%, 12/01/29	5,635	6,735,910

		108,698,077

Puerto Rico – 5.6%
Commonwealth of Puerto Rico Series 2001A 5.125%, 7/01/31(c)(d)	6,270	4,671,150
Series 2006A 5.25%, 7/01/23-7/01/24	2,260	1,683,700
Series 2006B 5.25%, 7/01/32(c)(d)	740	551,300
Series 2008A 5.00%, 7/01/23	1,720	1,281,400
5.50%, 7/01/32(a)	2,095	1,560,775
Series 2009C 6.00%, 7/01/39(c)(d)	1,250	934,375
Series 2011A 5.75%, 7/01/24(c)(d)	4,560	2,929,800

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2012A 5.125%, 7/01/37(c)(d)	$1,315	$731,469
5.50%, 7/01/39(c)(d)	10,275	5,715,469
Series 2014A 8.00%, 7/01/35(c)(d)	24,830	12,104,625
AGC Series 2001A 5.50%, 7/01/29	745	828,857
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 8/20/40(a)	6,026	4,429,465
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008A 6.125%, 7/01/24	2,080	2,126,800
Series 2012A 5.00%, 7/01/33	3,305	3,280,213
5.125%, 7/01/37	810	803,925
5.25%, 7/01/29-7/01/42	7,600	7,600,000
5.50%, 7/01/28	2,885	2,892,213
5.75%, 7/01/37	2,095	2,115,950
6.00%, 7/01/47	2,035	2,060,438
Puerto Rico Electric Power Authority Series 2007T 5.00%, 7/01/37(c)(d)	2,030	1,618,925
Series 2010C 5.00%, 7/01/21(c)(d)	1,530	1,220,175
Series 2010DDD 5.00%, 7/01/21(c)(d)	920	733,700
Series 2012A 5.00%, 7/01/42(c)(d)	200	159,500
AGM Series 2007V 5.25%, 7/01/27-7/01/31	15,000	16,464,312
NATL Series 2007V 5.25%, 7/01/29-7/01/35	405	438,429
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	4,260	4,578,776
AGC Series 2007C 5.50%, 7/01/31	655	731,360
AGC Series 2007N 5.25%, 7/01/36	3,560	3,885,028
NATL Series 2005L 5.25%, 7/01/35	190	204,242
NATL Series 2007N 5.25%, 7/01/32	835	904,981

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	$16,195	$16,174,756
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 4/01/42	1,665	1,665,000
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24-7/01/46(a)	7,279	2,700,945
Series 2019A 5.00%, 7/01/58(a)	58,048	57,702,614

		167,484,667

Rhode Island – 0.2%
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group) Series 2016 5.00%, 5/15/31-5/15/34	6,285	7,192,089

South Carolina – 1.1%
South Carolina Public Service Authority Series 2013A 5.125%, 12/01/43	1,480	1,635,785
Series 2013B 5.125%, 12/01/43	1,120	1,237,891
Series 2014A 5.00%, 12/01/49	14,225	15,740,247
Series 2014C 5.00%, 12/01/46	5,445	6,089,633
Series 2015A 5.00%, 12/01/50	8,775	9,871,963

		34,575,519

South Dakota – 0.8%
South Dakota Health & Educational Facilities Authority (Avera Health Obligated Group) Series 2017 5.00%, 7/01/46	20,200	23,246,564

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tennessee – 1.5%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.125%, 12/01/42(a)(b)	$15,000	$15,284,700
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2013 5.25%, 1/01/45	4,850	5,351,441
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 8/15/42	2,455	2,602,398
Memphis-Shelby County Industrial Development Board (Graceland, Inc.) Series 2017A 5.50%, 7/01/37(a)	500	544,820
5.625%, 1/01/46(a)	1,000	1,083,880
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 4/01/49(a)(b)	4,465	4,946,282
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc.) Series 2012 5.00%, 12/01/32(a)	2,200	2,271,742
5.25%, 12/01/42(a)	5,700	5,903,718
5.375%, 12/01/47(a)	1,700	1,764,804
Series 2014 5.25%, 12/01/44-12/01/49(a)	4,325	4,546,187

		44,299,972

Texas – 7.9%
Arlington Higher Education Finance Corp. (Uplift Education) Series 2016A 5.00%, 12/01/46	2,175	2,407,986

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Board of Managers Joint Guadalupe County-City of Seguin Hospital Series 2015 5.00%, 12/01/40	$1,500	$1,590,930
5.25%, 12/01/35	1,200	1,325,772
Central Texas Regional Mobility Authority Series 2015A 5.00%, 1/01/35-1/01/45	26,515	29,857,608
Series 2016 5.00%, 1/01/40	5,995	6,812,898
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/40	4,715	5,266,561
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	12,845	14,311,899
Series 2015B 5.00%, 7/15/30-7/15/35	4,655	5,178,268
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 8/15/42	2,470	2,614,470
Series 2013 6.00%, 8/15/43	1,000	1,127,840
Dallas County Flood Control District No. 1 Series 2015 5.00%, 4/01/32(a)(b)	2,000	2,115,420
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 9/01/44	6,300	6,876,450
El Paso County Hospital District Series 2017 5.00%, 8/15/33	3,940	4,476,155
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/33-10/15/44	16,315	18,375,367
Kerrville Health Facilities Development Corp. (Sid Peterson Memorial Hospital) Series 2015 5.00%, 8/15/35	1,800	2,035,530

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) 7.25%, 12/01/53(a)	$5,195	$5,422,905
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village) Series 2017 5.00%, 1/01/37-1/01/42(a)	9,770	10,519,658
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49(a)	3,100	3,314,241
New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/40	1,000	1,099,200
North East Texas Regional Mobility Authority Series 2016 5.00%, 1/01/46	15,170	16,914,550
North Texas Education Finance Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	9,860	10,394,511
Red River Education Finance Corp. (St. Edward’s University, Inc.) Series 2016 5.00%, 6/01/46	2,000	2,213,280
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44(a)	2,000	2,336,080
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.125%, 1/01/41	4,360	4,480,903
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38(a)(c)(d)(e)	5,720	1,830,400

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22(a)(c)(d)(h)	$4,000	$2,800,000
Series 2014 5.625%, 11/15/41(a)(c)(d)(h)	3,250	2,275,000
Series 2015I 5.50%, 11/15/45(a)(c)(d)(h)	1,880	1,316,000
Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) Series 2017A 6.375%, 2/15/48-2/15/52(a)	9,325	10,277,158
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.00%, 11/15/28(a)(h)	2,000	1,800,000
8.25%, 11/15/44(a)(h)	10,700	9,630,000
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44-10/01/49	3,960	4,253,596
Texas Water Development Board (Texas Water Development Board SRF) Series 2018 5.00%, 4/15/49	29,160	35,083,854
Travis County Health Facilities Development Corp. Series 2012A 7.125%, 1/01/46(a)	860	933,736
Uptown Development Authority Series 2017A 5.00%, 9/01/40	1,985	2,207,777
Viridian Municipal Management District Series 2011 9.00%, 12/01/37(a)	3,000	3,526,410

		237,002,413

Utah – 0.3%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31(a)	3,145	3,345,588

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Utah Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 7/15/45	$1,840	$1,905,357
Utah Charter School Finance Authority (Vista at Entrada School of Performing Arts & Technology) Series 2012 6.30%, 7/15/32	850	913,877
6.55%, 7/15/42	1,890	2,034,283

		8,199,105

Vermont – 0.1%
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 5/01/33(a)	3,100	3,238,725

Virginia – 2.8%
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 7/01/46	1,750	1,985,673
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43(a)	470	482,220
Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/42-12/01/47	6,520	7,035,687
Lexington Industrial Development Authority (Kendal at Lexington) Series 2017A 5.00%, 1/01/42-1/01/48	1,940	2,088,437
Mosaic District Community Development Authority Series 2011A 6.875%, 3/01/36(a)	2,915	3,095,905
Richmond Redevelopment & Housing Authority (American Tobacco Holdings LLC) Series 2017 5.55%, 1/01/37(a)(b)	1,300	1,354,548

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	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	$30,935	$30,484,277
Virginia College Building Authority (Marymount University) Series 2015A 5.00%, 7/01/35-7/01/45(b)	4,310	4,564,496
Series 2015B 5.00%, 7/01/45(b)	4,000	4,222,560
Virginia College Building Authority (Virginia Lease 21st Century College Prog) Series 2016A 5.00%, 2/01/28(f)	9,200	10,373,460
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.25%, 1/01/32	6,240	6,754,363
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) 5.00%, 12/31/49	11,275	12,580,983

		85,022,609

Washington – 2.3%
King County Public Hospital District No. 4 Series 2015A 5.00%, 12/01/38(a)	5,700	5,847,630
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2013A 5.25%, 1/01/40	3,355	3,707,376
Washington Health Care Facilities Authority (Overlake Hospital Medical Center Obligated Group) Series 2017B 5.00%, 7/01/33	2,835	3,400,781
Washington Health Care Facilities Authority (Providence St. Joseph Health Obligated Group) Series 2012A 5.00%, 10/01/42	4,200	4,583,880
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 8/15/36-8/15/37	9,800	11,157,356

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	Principal Amount (000)	U.S. $ Value

Washington Higher Education Facilities Authority (Whitworth University) Series 2012 5.25%, 10/01/46	$3,250	$3,447,827
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47(a)(b)	18,350	19,745,334
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 1/01/36-1/01/46(b)	6,625	7,196,998
Washington State Housing Finance Commission (Riverview Retirement Community Obligated Group) Series 2012 5.00%, 1/01/48	5,315	5,495,604
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)(b)	4,185	4,792,578

		69,375,364

West Virginia – 0.5%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	4,870	4,849,936
West Virginia Hospital Finance Authority (Charleston Area Medical Center, Inc. Obligated Group) 5.00%, 9/01/38-9/01/39(l)	2,900	3,435,469
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2013A 5.50%, 6/01/44	7,050	7,854,687

		16,140,092

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PORTFOLIO OF INVESTMENTS (continued)

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	Principal Amount (000)	U.S. $ Value

Wisconsin – 1.6%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(b)	$435	$445,105
University of Wisconsin Hospitals & Clinics Series 2013A 5.00%, 4/01/38	6,485	7,068,715
Wisconsin Public Finance Authority (American Dream at Meadowlands Project) Series 2017 7.00%, 12/01/50(a)(b)	7,295	8,683,822
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 6/01/48(a)(b)	8,770	9,058,445
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30	5,090	5,353,815
Series 2016D 4.05%, 11/01/30	1,780	1,845,112
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 5/01/47	1,000	1,104,690
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.375%, 1/01/48(a)(b)	7,915	8,452,429
Wisconsin Public Finance Authority (Rose Villa, Inc./OR) Series 2014A 5.75%, 11/15/44(a)(b)	1,100	1,186,108
6.00%, 11/15/49(a)(b)	1,500	1,631,730
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2015 5.875%, 4/01/45	1,740	1,924,092
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 9/01/38(b)	1,725	1,812,406

		48,566,469

Total Municipal Obligations (cost $2,813,765,914)		2,958,705,699

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	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 0.4%
Financial Institutions – 0.2%
Insurance – 0.2%
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(b)(m)	$7,255	$7,193,840

Industrial – 0.2%
Energy – 0.2%
California Resources Corp. 8.00%, 12/15/22(b)	8,375	5,861,160

Total Corporates - Non-Investment Grade (cost $14,135,599)		13,055,000

SHORT-TERM INVESTMENTS – 0.7%
Corporates - Non-Investment Grade – 0.6%
Industrial – 0.6%
Texas Pellets, Inc./German Pellets Texas LLC Series 2018 8.00%, 7/31/19(a)(k)(n) (cost $16,890,000)	16,890	16,890,000

	Shares
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(o)(p)(q) (cost $2,766,744)	2,766,744	2,766,744

Total Short-Term Investments (cost $19,656,744)		19,656,744

Total Investments – 99.6% (cost $2,847,558,257)		2,991,417,443
Other assets less liabilities – 0.4%		11,984,423

Net Assets – 100.0%		$3,003,401,866

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CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	70,000	10/05/23	3 Month LIBOR	3.126%	Quarterly/ Semi- Annual	$3,578,059	$—	$3,578,059
USD	50,000	3/07/29	3 Month LIBOR	2.756%	Quarterly/ Semi- Annual	2,916,245	—	2,916,245
USD	163,290	10/09/38	3 Month LIBOR	3.285%	Quarterly/ Semi- Annual	26,756,115	—	26,756,115
USD	148,270	9/21/43	2.696%	3 Month LIBOR	Semi- Annual/ Quarterly	(10,757,977)	—	(10,757,977)

						$22,492,442	$—	$22,492,442

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at May 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.85%	USD	729	$(78,307)	$(92,851)	$14,544
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.85	USD	510	(54,783)	(65,211)	10,428
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.85	USD	375	(40,313)	(37,920)	(2,393)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.85	USD	2,483	(266,923)	(323,921)	56,998
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.85	USD	3,850	(413,875)	(383,274)	(30,601)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.85	USD	10,000	(1,075,000)	(982,526)	(92,474)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.85	USD	206	(22,145)	(21,022)	(1,123)

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Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at May 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.85%	USD	2,558	$(274,771)	$(261,366)	$(13,405)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.85	USD	5,054	(543,305)	(635,172)	91,867
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.85	USD	165	(17,737)	(20,875)	3,138
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.85	USD	3,100	(332,992)	(380,992)	48,000
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.85	USD	8,351	(897,037)	(1,225,663)	328,626
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.85	USD	3,336	(358,620)	(322,350)	(36,270)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.85	USD	958	(102,985)	(124,454)	21,469

						$(4,478,793)	$(4,877,597)	$398,804

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	96,644	8/31/20	2.235%	CPI	#	Maturity	$(1,181,253)
Barclays Bank PLC	USD	96,643	9/04/20	2.248%	CPI	#	Maturity	(1,187,675)
Barclays Bank PLC	USD	110,634	9/20/20	2.263%	CPI	#	Maturity	(1,364,376)
Barclays Bank PLC	USD	115,781	10/15/20	2.208%	CPI	#	Maturity	(1,262,769)
Barclays Bank PLC	USD	56,656	10/15/20	2.210%	CPI	#	Maturity	(620,741)
Citibank, NA	USD	84,220	10/17/20	2.220%	CPI	#	Maturity	(932,075)
JPMorgan Chase Bank, NA	USD	99,053	8/30/20	2.210%	CPI	#	Maturity	(1,156,156)
JPMorgan Chase Bank, NA	USD	163,740	7/15/24	2.165%	CPI	#	Maturity	(1,779,644)

								$(9,484,689)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, the aggregate market value of these securities amounted to $388,150,466 or 12.9% of net assets.

(c)	Non-income producing security.

(d)	Defaulted.

(e)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32	12/22/11	$3,795,000	$569,250	0.02%
California School Finance Authority (Tri-Valley Learning Corp.) Series 2012A 7.00%, 06/01/47	9/07/12	8,995,000	5,846,750	0.19%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2015 12.00%, 01/01/22	7/10/15	5,000,000	4,933,500	0.16%
Jefferson Parish Hospital Service District No. 2 Series 2011 6.375%, 07/01/41	9/04/14	5,988,669	5,760,562	0.19%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 07/01/39	7/31/14	11,810,208	170	0.00%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 8.375%, 07/01/39	11/22/13	5,203,615	73	0.00%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 07/01/38	8/31/12	5,720,000	1,830,400	0.06%

(f)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(g)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2019 and the aggregate market value of these securities amounted to $3,568,063 or 0.12% of net assets.

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(h)	Illiquid security.

(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(j)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(k)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.65% of net assets as of May 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/51	9/12/17	$2,885,000	$2,487,591	0.08%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 7/31/19	1/12/18	5,795,000	5,795,000	0.19%
Texas Pellets, Inc./German Pellets Texas LLC Series 2018 8.00%, 7/31/19	11/30/18	3,855,000	3,855,000	0.13%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 7/31/19	4/24/17	2,375,000	2,375,000	0.08%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 7/31/19	6/15/16	2,260,000	2,260,000	0.08%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 7/31/19	11/17/17	1,450,000	1,450,000	0.05%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 7/31/19	7/13/17	1,155,000	1,155,000	0.04%

(l)	When-Issued or delayed delivery security.

(m)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at May 31, 2019.

(n)	Fair valued by the Adviser.

(o)	Affiliated investments.

(p)	The rate shown represents the 7-day yield as of period end.

(q)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.1% and 0.0%, respectively.

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PORTFOLIO OF INVESTMENTS (continued)

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Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

GO – General Obligation

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

AB NATIONAL PORTFOLIO

May 31, 2019

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.0%
Long-Term Municipal Bonds – 87.0%
Alabama – 1.8%
County of Jefferson AL Series 2017 5.00%, 9/15/33	$1,000	$1,185,000
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016A 5.00%, 2/01/36	2,500	2,825,125
Jefferson County Board of Education/AL Series 2018 5.00%, 2/01/42	3,010	3,519,533
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 5/01/32(a)(b)	2,995	3,225,645
Water Works Board of the City of Birmingham (The) Series 2011 5.00%, 1/01/31 (Pre-refunded/ETM)	10,000	10,560,400
Series 2015A 5.00%, 1/01/33-1/01/34	4,390	5,049,338

		26,365,041

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 9/01/38(b)	1,490	1,574,200

Arizona – 2.9%
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/33-12/01/34	12,615	14,338,313
Maricopa County Special Health Care District Series 2018C 5.00%, 7/01/34-7/01/36	14,800	17,858,476
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/23	3,685	4,175,953
State of Arizona Lottery Revenue 5.00%, 7/01/29(c)	5,000	6,299,700
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.00%, 10/01/37(a)(b)	1,200	1,352,148

		44,024,590

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California – 10.7%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/35	$10,550	$12,230,088
Bay Area Toll Authority Series 2013S 5.00%, 4/01/31 (Pre-refunded/ETM)	5,560	6,343,015
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	1,510	1,514,545
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/45	4,000	4,558,120
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37(b)	5,795	6,203,374
California School Finance Authority (Equitas Academy Obligated Group) Series 2018A 5.00%, 6/01/41(a)(b)	3,090	3,401,627
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 8/15/23	80	80,250
California Statewide Communities Development Authority (Loma Linda University Medical Center) 5.25%, 12/01/48(b)	785	899,241
City of Los Angeles CA Wastewater System Revenue Series 2013A 5.00%, 6/01/33	9,310	10,556,702
County of San Bernardino CA (County of San Bernardino CA COP) Series 2009A 5.25%, 8/01/26	1,910	1,922,071
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 6/01/47(a)	8,750	8,680,350
Los Angeles Department of Water Series 2013A 5.00%, 7/01/31	9,115	10,231,041
Series 2013B 5.00%, 7/01/32	1,900	2,160,300

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Los Angeles Department of Water & Power Power System Revenue Series 2013B 5.00%, 7/01/29-7/01/30	$15,630	$17,856,450
Manteca Unified School District (Manteca Unified School District CFD No. 89-1) NATL Series 2001 Zero Coupon, 9/01/31	11,910	8,019,360
Morongo Band of Mission Indians (The) Series 2018A 5.00%, 10/01/42(b)	4,500	5,000,940
Ontario Redevelopment Financing Authority NATL Series 1993 5.80%, 8/01/23 (Pre-refunded/ETM)(a)	1,000	1,091,440
Port of Los Angeles Series 2009C 5.25%, 8/01/24	17,205	17,315,972
Series 2014A 5.00%, 8/01/34	5,790	6,620,228
Sacramento Area Flood Control Agency Series 2016A 5.00%, 10/01/32-10/01/35	9,215	11,157,589
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2010A 4.90%, 5/01/29	2,555	2,592,507
State of California Series 2013 5.00%, 11/01/29	8,000	9,203,520
Series 2017 5.00%, 8/01/35	2,000	2,405,520
Series 2018 5.00%, 10/01/47	6,000	6,992,400
University of California Series 2013A 5.00%, 5/15/30 (Pre-refunded/ETM)(a)	1,480	1,694,940
5.00%, 5/15/30	1,720	1,945,767

		160,677,357

Colorado – 1.0%
E-470 Public Highway Authority Series 2010C 5.25%, 9/01/25	2,900	3,017,827
5.375%, 9/01/26	3,600	3,750,336

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Park Creek Metropolitan District Series 2015A 5.00%, 12/01/34	$1,300	$1,493,557
Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 1/15/41	2,400	2,491,368
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 2) Series 2015A 5.50%, 12/01/35(a)	1,500	1,567,515
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017A 5.00%, 12/01/38(a)	1,000	1,028,000
Three Springs Metropolitan District No. 3 Series 2010 7.75%, 12/01/39(a)	1,950	1,994,928

		15,343,531

Connecticut – 1.0%
State of Connecticut Series 2015B 5.00%, 6/15/32	2,350	2,714,344
Series 2015F 5.00%, 11/15/30-11/15/31	4,500	5,259,190
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/29	6,445	7,143,251

		15,116,785

Delaware – 0.0%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2016 5.00%, 9/01/46	550	605,506

District of Columbia – 0.8%
District of Columbia (District of Columbia Pers Income Tax) Series 2009B 5.25%, 12/01/26	9,600	9,782,400
District of Columbia (Freedom Forum, Inc. (The)) NATL Series 2002B 6.75%, 8/01/37(d)	50	50,750
Metropolitan Washington Airports Authority Series 2016A 5.00%, 10/01/35	2,300	2,687,987

		12,521,137

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Florida – 3.8%
Bexley Community Development District Series 2016 4.70%, 5/01/36(a)	$1,750	$1,795,605
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	1,500	1,670,220
Cape Coral Health Facilities Authority (Gulf Care, Inc.) Series 2015 5.875%, 7/01/40(a)(b)	1,000	1,085,610
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 6/01/48(a)(b)	1,090	1,172,339
County of Miami-Dade FL (County of Miami-Dade FL Spl Tax) Series 2012B 5.00%, 10/01/30-10/01/31	9,450	10,398,021
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	1,700	1,929,381
Series 2015A 5.00%, 10/01/38	4,300	4,903,677
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.25%, 1/01/49(a)(b)	4,905	4,933,989
Florida Higher Educational Facilities Financial Authority (Nova Southeastern University, Inc.) Series 2016 5.00%, 4/01/32	1,125	1,292,231
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2016 5.00%, 6/01/36	2,190	2,462,086
Marshall Creek Community Development District Series 2016 6.32%, 5/01/45(a)	125	120,374
Marshall Creek Community Development District (Marshall Creek Community Development District 2002A) Series 2002 5.00%, 5/01/32(a)	1,700	1,648,031

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Miami-Dade County Expressway Authority Series 2014B 5.00%, 7/01/31	$3,750	$4,249,200
Miami-Dade County Housing Finance Authority (Golden Associates Ltd.) Series 1997A 6.00%, 11/01/32	250	250,405
6.05%, 11/01/39	750	751,282
North Broward Hospital District Series 2017B 5.00%, 1/01/35	5,230	5,908,069
Orange County School Board (Orange County School Board COP) Series 2016C 5.00%, 8/01/34	5,000	5,931,350
Sarasota County Health Facilities Authority (Village On the Isle) Series 2017A 5.00%, 1/01/42	1,100	1,203,235
South Florida Water Management District (South Florida Water Management District COP) Series 2016 5.00%, 10/01/33	5,000	5,878,150

		57,583,255

Guam – 0.0%
Guam Department of Education (Guam Department of Education COP) Series 2010A 6.875%, 12/01/40	515	531,233

Hawaii – 1.3%
State of Hawaii Series 2016F 4.00%, 10/01/31-10/01/33	8,000	8,956,500
4.00%, 10/01/34(e)	8,815	9,811,359

		18,767,859

Illinois – 6.1%
Chicago Board of Education Series 2017D 5.00%, 12/01/31	1,800	2,011,176
Series 2017G 5.00%, 12/01/34	2,350	2,600,181
Series 2017H 5.00%, 12/01/46	1,640	1,778,236

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Chicago IL (Chicago IL SA Lakeshore East) Series 2003 6.75%, 12/01/32(a)	$1,377	$1,384,381
Cook County Forest Preserve District Series 2012C 5.00%, 12/15/32	7,745	8,239,673
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/31	750	752,032
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2016A 6.44%, 5/15/55(a)	3,345	3,058,974
Series 2016C 2.00%, 5/15/55(a)(f)(g)(h)	590	29,383
Illinois Sports Facilities Authority (The) AMBAC Series 2001 5.50%, 6/15/30	4,960	5,017,288
Illinois State Toll Highway Authority Series 2017A 5.00%, 1/01/42	15,000	17,758,350
Kane Cook & DuPage Counties School District No. U-46 Elgin Series 2015D 5.00%, 1/01/34-1/01/35	4,250	4,701,280
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	11,500	12,257,735
State of Illinois Series 2014 5.00%, 4/01/30	2,680	2,910,078
Series 2017D 5.00%, 11/01/26-11/01/28	9,700	11,150,637
Series 2018A 5.00%, 10/01/27	2,000	2,307,880
Series 2018B 5.00%, 10/01/26	10,000	11,443,500
Village of Pingree Grove IL Special Service Area No. 7 Series 2015A 4.50%, 3/01/25(a)	684	708,836
5.00%, 3/01/36(a)	2,323	2,432,483
Series 2015B 6.00%, 3/01/36(a)	740	792,851

		91,334,954

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Indiana – 1.8%
Indiana Finance Authority (CWA Authority, Inc.) Series 2014A 5.00%, 10/01/32-10/01/34	$12,320	$14,157,263
Indiana Finance Authority (Ohio River Bridges) Series 2013A 5.00%, 7/01/44	1,930	2,097,022
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 3/01/39(a)(b)	3,720	3,829,628
Indianapolis Local Public Improvement Bond Bank (Marion County Capital Improvement Board) Series 2011K 5.00%, 6/01/27	6,840	7,263,738

		27,347,651

Iowa – 0.6%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/50	2,505	2,704,799
Xenia Rural Water District Series 2016 5.00%, 12/01/31-12/01/41	5,375	6,059,361

		8,764,160

Kentucky – 0.6%
Kentucky Economic Development Finance Authority (Louisville Arena Authority, Inc.) AGM Series 2017A 5.00%, 12/01/47	2,635	2,872,018
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/30-10/01/33	5,000	5,846,300

		8,718,318

Louisiana – 1.4%
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/33-10/01/44	7,290	8,527,014

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Louisiana Public Facilities Authority Series 2016 5.00%, 5/15/34 (Pre-refunded/ETM)(a)	$20	$24,366
Louisiana Public Facilities Authority (Ochsner Clinic Foundation) Series 2016 5.00%, 5/15/34	1,730	1,986,922
State of Louisiana Gasoline & Fuels Tax Revenue Series 2017C 5.00%, 5/01/35-5/01/36	9,120	11,018,564

		21,556,866

Maine – 0.3%
Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 7/01/33	4,560	5,104,783

Maryland – 0.7%
Maryland Economic Development Corp. (Ports America Chesapeake LLC) Series 2017A 5.00%, 6/01/35	1,035	1,224,457
State of Maryland Series 2011E 5.00%, 8/01/19	8,700	8,750,025

		9,974,482

Massachusetts – 1.3%
Massachusetts Development Finance Agency Series 2010A 5.00%, 1/01/40 (Pre-refunded/ETM)(a)	1,820	1,857,692
5.00%, 1/01/40 (Pre-refunded/ETM)	180	183,728
5.50%, 1/01/30 (Pre-refunded/ETM)(a)	4,325	4,426,897
5.50%, 1/01/30 (Pre-refunded/ETM)	425	435,013
Massachusetts Development Finance Agency (Emerson College) 5.00%, 1/01/48	1,180	1,349,047
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/36	2,385	2,732,829
Series 2017L 5.00%, 7/01/44	5,000	5,692,900
Massachusetts Health & Educational Facilities Authority Series 2010C 5.375%, 7/01/35 (Pre-refunded/ETM)(a)	2,245	2,336,416

		19,014,522

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan – 3.4%
City of Detroit MI 5.00%, 4/01/36	$835	$910,876
Detroit City School District Series 2012A 5.00%, 5/01/27-5/01/30	7,965	8,675,354
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014D4 5.00%, 7/01/34	11,225	12,731,170
Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 6/01/34	2,000	2,251,500
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/33	2,485	2,749,379
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2015I 5.00%, 4/15/33	7,750	9,142,597
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 7.00%, 12/01/30(a)(b)	5,580	6,323,256
Series 2016 7.50%, 12/01/25(a)(b)(i)	1,415	1,608,063
Plymouth Educational Center Charter School Series 2005 5.375%, 11/01/30(j)	2,000	1,413,960
Wayne State University Series 2009A 5.00%, 11/15/29 (Pre-refunded/ETM)(a)	3,790	3,849,541
5.00%, 11/15/29	1,425	1,445,207

		51,100,903

Minnesota – 0.4%
City of Minneapolis MN (Minneapolis Common Bond Fund) Series 20102A 6.00%, 12/01/40	3,000	3,191,310
Housing & Redevelopment Authority of The City of St. Paul Minnesota Series 2015A 5.00%, 11/15/40 (Pre-refunded/ETM)(a)	1,000	1,204,760
Minnesota Higher Education Facilities Authority (St. Olaf College) Series 20158 5.00%, 12/01/30	1,000	1,179,310

		5,575,380

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Mississippi – 1.0%
Mississippi Development Bank Series 2010D 5.25%, 8/01/27 (Pre-refunded/ETM)	$15,000	$15,662,700

Missouri – 0.6%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	1,880	1,909,760
Series 2019 5.00%, 2/01/42	2,695	2,965,686
Howard Bend Levee District XLCA 5.75%, 3/01/25-3/01/27	365	432,134
Joplin Industrial Development Authority (Freeman Health System Obligated Group) Series 2015 5.00%, 2/15/35	1,485	1,657,542
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/46(a)(k)	2,210	1,932,292

		8,897,414

Nebraska – 0.4%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2017A 5.00%, 9/01/28	2,620	3,172,532
Omaha Public Power District Series 2014A 5.00%, 2/01/32	2,775	3,150,097

		6,322,629

Nevada – 0.6%
City of Carson City NV (Carson Tahoe Regional Healthcare) Series 2017 5.00%, 9/01/42	1,965	2,206,597
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018C Zero Coupon, 7/01/58(a)(b)	3,000	390,180
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2012B 5.00%, 7/01/29	6,070	6,653,752

		9,250,529

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey – 6.0%
Hudson County Improvement Authority (County of Hudson NJ) Series 2016 5.00%, 5/01/33-5/01/34	$7,935	$9,380,277
Morris-Union Jointure Commission (Morris-Union Jointure Commission COP) AGM Series 2013 5.00%, 8/01/25	2,055	2,300,922
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2016B 5.50%, 6/15/30	5,840	6,899,727
Series 2017B 5.00%, 11/01/20	5,000	5,217,150
Series 2017D 5.00%, 6/15/34-6/15/35	3,560	4,051,164
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/37	3,320	3,693,234
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/34	5,000	5,731,200
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	2,175	2,526,567
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018A 5.00%, 12/15/35	1,000	1,157,830
New Jersey Turnpike Authority Series 2014A 5.00%, 1/01/33	4,750	5,456,943
Series 2015E 5.00%, 1/01/33	11,000	12,714,460
Series 2016A 5.00%, 1/01/33	8,500	9,995,575

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017A 5.00%, 1/01/34	$5,000	$5,973,450
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 6/01/46	10,000	10,678,900
Union County Utilities Authority (County of Union NJ Lease) Series 2011A 5.25%, 12/01/31	4,340	4,697,182

		90,474,581

New Mexico – 0.2%
City of Farmington NM (Southern California Edison Co.) 1.875%, 4/01/29	3,545	3,530,678

New York – 13.1%
City of New York NY Series 2012G 5.00%, 4/01/29	9,550	10,450,565
Metropolitan Transportation Authority Series 2012F 5.00%, 11/15/27	1,680	1,865,405
Series 2013B 5.00%, 11/15/32 (Pre-refunded/ETM)	5,000	5,717,850
Series 2013E 5.00%, 11/15/32	5,000	5,632,050
Series 2016D 5.00%, 11/15/31	5,000	6,036,900
Series 2017C 5.00%, 11/15/33	5,500	6,709,835
Series 2018C 5.00%, 9/01/20	15,910	16,575,992
New York City Municipal Water Finance Authority Series 2014D 5.00%, 6/15/35	4,000	4,601,360
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 7/15/36	14,800	18,066,064
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/30	15,015	16,733,166

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014B-1 5.00%, 8/01/32	$4,000	$4,646,560
Series 2014D-1 5.00%, 2/01/34	5,000	5,714,100
Series 2016B 5.00%, 8/01/32	10,000	12,048,900
Series 2017 5.00%, 2/01/36	2,500	2,994,350
New York Liberty Development Corp. (4 World Trade Center LLC) Series 2011 5.00%, 11/15/31	2,775	3,004,021
New York State Dormitory Authority Series 2012D 5.00%, 2/15/29 (Pre-refunded/ETM)(a)	705	772,920
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012D 5.00%, 2/15/29	4,255	4,648,630
Series 2015E 5.00%, 3/15/34	11,000	13,004,750
5.25%, 3/15/33	2,000	2,405,740
New York State Dormitory Authority (Trustees of Columbia University in the City of New York (The)) Series 2016A 5.00%, 10/01/46	15,780	23,251,830
Series 2018A 5.00%, 10/01/48	5,000	7,440,300
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016A 5.00%, 1/01/34	2,070	2,442,973
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013A 5.00%, 3/15/43	5,000	5,532,050
Port Authority of New York & New Jersey Series 2014 5.00%, 9/01/30-9/01/31	13,750	15,807,900

		196,104,211

North Carolina – 0.4%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/30	5,000	5,832,200

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio – 2.3%
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	$2,345	$2,565,430
City of Akron OH Income Tax Revenue Series 2014 5.00%, 12/01/33 (Pre-refunded/ETM)	4,250	4,695,400
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/42	8,000	8,873,520
Franklin County Convention Facilities Authority (City of Columbus OH/Franklin County Lease) Series 2014 5.00%, 12/01/31	3,855	4,485,909
Kent State University Series 2012A 5.00%, 5/01/29	2,000	2,181,140
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29(a)	1,985	1,985,000
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	1,035	1,035,000
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	1,090	1,090,000
Toledo-Lucas County Port Authority (CSX Transportation, Inc.) Series 1992 6.45%, 12/15/21	6,730	7,431,064

		34,342,463

Oklahoma – 0.1%
Tulsa Airports Improvement Trust BAM Series 2015A 5.00%, 6/01/35	1,000	1,105,770

Oregon – 0.2%
Tri-County Metropolitan Transportation District of Oregon Series 2011A 5.00%, 10/01/27 (Pre-refunded/ETM)	3,000	3,242,550

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 3.3%
Altoona Area School District BAM Series 2018 5.00%, 12/01/48	$1,000	$1,129,060
Bensalem Township School District Series 2013 5.00%, 6/01/30	5,000	5,672,550
Chambersburg Area Municipal Authority (Wilson College) Series 2018 5.75%, 10/01/38-10/01/43	7,350	7,703,965
Montgomery County Industrial Development Authority/PA Series 2010 5.25%, 8/01/33 (Pre-refunded/ETM)(a)	4,715	4,917,745
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 6.00%, 7/01/45(a)	5,375	5,784,414
Pennsylvania Turnpike Commission (Pennsylvania Turnpike Commission Oil Franchise Tax) Series 2018B 5.00%, 12/01/38-12/01/39	4,500	5,321,685
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 6/01/40(a)	3,100	3,240,058
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 5.25%, 7/01/24(a)(f)(g)(h)	1,030	10,300
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Sales Tax) AGM Series 2010 5.00%, 2/01/31	6,925	7,172,015
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/30-4/01/31	6,500	6,997,025
Township of Lower Paxton PA Series 2014 5.00%, 4/01/31	1,685	1,931,852

		49,880,669

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 1.2%
Commonwealth of Puerto Rico AGC Series 2001A 5.50%, 7/01/29	$100	$111,256
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	1,895	2,080,160
NATL Series 2007V 5.25%, 7/01/35	100	107,918
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	1,470	1,580,000
AGC Series 2007C 5.50%, 7/01/31	190	212,150
AGC Series 2007N 5.25%, 7/01/34-7/01/36	3,930	4,300,012
NATL Series 2005L 5.25%, 7/01/35	215	231,116
NATL Series 2007N 5.25%, 7/01/32	315	341,400
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	3,940	3,935,075
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 7/01/25	650	723,158
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/29(a)	1,595	1,092,591
Series 2019A 5.00%, 7/01/58(a)	3,920	3,896,676

		18,611,512

Rhode Island – 0.1%
Rhode Island Commerce Corp. (Providence Place Group LP) AGC Series 2000 6.125%, 7/01/20	1,480	1,486,616

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

South Carolina – 1.4%
South Carolina Jobs-Economic Development Authority (Prisma Health Obligated Group) Series 2018A 5.00%, 5/01/48	$1,000	$1,157,730
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/36	4,750	5,510,855
Series 2016B 5.00%, 12/01/36-12/01/56	12,775	14,712,687

		21,381,272

South Dakota – 0.2%
South Dakota State Building Authority (South Dakota State Building Authority Lease) Series 2014A 5.00%, 6/01/34	2,725	3,107,672

Tennessee – 0.6%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(a)(b)	2,785	2,853,149
5.125%, 12/01/42(a)(b)	1,000	1,018,980
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 7/01/35	4,325	5,013,713

		8,885,842

Texas – 10.4%
Arlington Higher Education Finance Corp. (Harmony Public Schools) Series 2016A 5.00%, 2/15/33	1,410	1,652,266
Bexar County Hospital District Series 2018 5.00%, 2/15/48	9,000	10,554,030
Central Texas Regional Mobility Authority Series 2016 5.00%, 1/01/32-1/01/34	4,250	4,899,846

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Central Texas Turnpike System Series 2015C 5.00%, 8/15/34	$10,000	$11,243,500
City of El Paso TX Water & Sewer Revenue Series 2014 5.00%, 3/01/30	1,000	1,145,590
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/31	2,500	2,842,000
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/30	4,650	5,188,889
Series 2018 5.00%, 7/15/28	1,300	1,539,278
City of Houston TX Combined Utility System Revenue Series 2018D 5.00%, 11/15/38	2,670	3,265,383
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2015 5.00%, 8/15/35-8/15/39	5,905	6,803,211
Series 2016A 5.00%, 8/15/38	1,855	2,159,294
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/28	13,680	14,289,034
Grand Parkway Transportation Corp. Series 2018A 5.00%, 10/01/35-10/01/36	17,860	21,750,993
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/44	1,785	1,996,094
New Hope Cultural Education Facilities Finance Corp. (BSPV - Plano LLC) 7.25%, 12/01/53(a)	1,410	1,471,857
North East Texas Regional Mobility Authority Series 2016 5.00%, 1/01/46	3,330	3,712,950
North Texas Tollway Authority Series 2011D 5.00%, 9/01/30 (Pre-refunded/ETM)(a)	7,500	8,076,375

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Texas Tollway Authority (North Texas Tollway System) Series 2015A 5.00%, 1/01/34-1/01/35	$15,585	$17,905,210
Series 2015B 5.00%, 1/01/34	1,700	1,955,561
Series 2016A 5.00%, 1/01/36	1,000	1,165,970
Port of Port Arthur Navigation District 1.90%, 6/01/49(b)	5,000	5,000,500
Tarrant County Cultural Education Facilities Finance Corp. Series 2010 8.125%, 11/15/44 (Pre-refunded/ETM)(a)	2,150	2,350,853
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22(a)(f)(g)(h)	2,210	1,547,000
Series 2015I 5.50%, 11/15/45(a)(f)(g)(h)	1,670	1,169,000
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015A 5.00%, 11/15/45	3,785	3,655,667
Series 2015B 5.00%, 11/15/36	1,850	1,849,945
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.00%, 11/15/28(a)(f)	2,000	1,800,000
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	9,040	9,535,844
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	2,280	2,345,846

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas State Public Finance Authority Charter School Finance Corp. (KIPP Texas, Inc.) Series 2014A 5.00%, 8/15/32-8/15/34	$3,330	$3,769,689

		156,641,675

Utah – 0.1%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31(a)	665	707,414

Virginia – 1.0%
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.40%, 3/01/45(a)(b)	1,415	1,476,524
Hampton Roads Transportation Accountability Commission Series 2018A 5.00%, 7/01/48	10,730	12,848,961

		14,325,485

Washington – 1.6%
Clark County Public Utility District No. 1 Series 2010 5.00%, 1/01/23 (Pre-refunded/ETM)(a)	6,155	6,277,115
5.00%, 1/01/23	6,480	6,608,174
FYI Properties (FYI Properties WA State Lease) Series 2009 5.00%, 6/01/27	615	615,000
5.25%, 6/01/26	4,000	4,000,000
Grays Harbor County Public Hospital District No. 2 5.00%, 12/15/48	5,650	6,046,913

		23,547,202

West Virginia – 0.5%
West Virginia Economic Development Authority Series 2010A 5.00%, 6/15/35 (Pre-refunded/ETM)	5,000	5,181,400
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	1,825	1,817,481

		6,998,881

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin – 1.7%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(b)	$2,465	$2,522,262
Wisconsin Health & Educational Facilities Authority Series 2012C 5.00%, 8/15/32 (Pre-refunded/ETM)(a)	2,300	2,549,573
Wisconsin Public Finance Authority (Beyond Boone LLC) AGM 5.00%, 7/01/44-7/01/58	3,475	3,949,173
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	3,395	3,758,163
Series 2016B 5.00%, 12/01/25	1,795	2,055,419
Wisconsin Public Finance Authority (CHF – Wilmington LLC) AGM 5.00%, 7/01/53	3,565	4,090,980
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.375%, 1/01/48(a) (b)	1,000	1,067,900
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.50%, 3/01/45(b)	3,465	3,714,376
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2015 5.875%, 4/01/45	1,000	1,105,800

		24,813,646

Total Long-Term Municipal Bonds (cost $1,238,654,032)		1,306,756,124

Short-Term Municipal Notes – 9.0%
Alaska – 0.1%
Municipality of Anchorage AK 2.00%, 12/20/19	1,500	1,504,320

District of Columbia – 0.7%
District of Columbia Series 2018B 3.00%, 6/01/19	10,600	10,600,000

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Idaho – 2.4%
State of Idaho 4.00%, 6/28/19	$35,650	$35,712,031

New York – 0.7%
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) 4.00%, 2/01/20	10,000	10,068,900

Texas – 5.1%
State of Texas Series 2018 4.00%, 8/29/19	76,850	77,310,332

Total Short-Term Municipal Notes (cost $135,143,543)		135,195,583

Total Municipal Obligations (cost $1,373,797,575)		1,441,951,707

	Shares
SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(l)(m)(n) (cost $40,989,865)	40,989,865	40,989,865

Total Investments – 98.7% (cost $1,414,787,440)		1,482,941,572
Other assets less liabilities – 1.3%		19,979,060

Net Assets – 100.0%		$1,502,920,632

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	12,500	3/14/29	3 Month LIBOR	2.638%	Quarterly/ Semi- Annual	$594,286	$—	$594,286
USD	8,000	4/16/49	3 Month LIBOR	2.746%	Quarterly/ Semi- Annual	741,012	—	741,012

						$1,335,298	$—	$1,335,298

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty		Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	37,026	8/31/20	2.235%	CPI	#	Maturity	$(452,558)
Barclays Bank PLC	USD	37,026	9/04/20	2.248%	CPI	#	Maturity	(455,024)
Barclays Bank PLC	USD	43,106	9/20/20	2.263%	CPI	#	Maturity	(531,598)
Barclays Bank PLC	USD	41,386	10/15/20	2.208%	CPI	#	Maturity	(451,378)
Barclays Bank PLC	USD	22,074	10/15/20	2.210%	CPI	#	Maturity	(241,849)
Citibank, NA	USD	30,100	10/17/20	2.220%	CPI	#	Maturity	(333,121)
JPMorgan Chase Bank, NA	USD	37,948	8/30/20	2.210%	CPI	#	Maturity	(442,933)
JPMorgan Chase Bank, NA	USD	55,540	7/15/24	2.165%	CPI	#	Maturity	(603,649)

								$(3,512,110)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, the aggregate market value of these securities amounted to $58,653,931 or 3.9% of net assets.

(c)	When-Issued or delayed delivery security.

(d)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2019 and the aggregate market value of this security amounted to $50,750 or 0.00% of net assets.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(f)	Illiquid security.

(g)	Non-income producing security.

(h)	Defaulted.

(i)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(j)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Plymouth Educational Center Charter School Series 2005 5.375%, 11/01/30	11/30/05	$2,000,000	$1,413,960	0.09%

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

(k)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.13% of net assets as of May 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/46	12/18/15	$2,224,511	$1,932,292	0.13%

(l)	Affiliated investments.

(m)	The rate shown represents the 7-day yield as of period end.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.4% and 0.1%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CFD – Community Facilities District

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

AB NEW YORK PORTFOLIO

May 31, 2019

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.0%
Long-Term Municipal Bonds – 97.0%
New York – 89.0%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/25-12/15/26	$4,540	$4,697,625
Brookhaven Local Development Corp. (Jefferson’s Ferry) Series 2016 5.25%, 11/01/36	1,500	1,726,365
Buffalo & Fort Erie Public Bridge Authority Series 2017 5.00%, 1/01/42	2,250	2,613,375
Build NYC Resource Corp. (City University of New York (The)) Series 2014A 5.00%, 6/01/30-6/01/34	2,980	3,424,393
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/29	2,305	2,497,398
5.50%, 11/01/44	1,625	1,733,469
Build NYC Resource Corp. (YMCA of Greater New York) Series 2012 5.00%, 8/01/32	1,000	1,076,310
City of New York NY Series 2016A 5.00%, 8/01/37	5,000	5,933,550
Series 2016B 5.00%, 12/01/34	2,000	2,407,660
Series 2016C 5.00%, 8/01/32	5,000	5,957,350
City of Newburgh NY Series 2012A 5.25%, 6/15/28	1,065	1,166,921
5.50%, 6/15/32	1,320	1,439,024
County of Nassau NY Series 2016A 5.00%, 1/01/34-1/01/38	5,345	6,228,764
Series 2016C 5.00%, 4/01/34-4/01/36	10,420	12,192,762
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2014A 5.00%, 7/01/44	4,175	4,610,703

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016B 5.00%, 7/01/46	$4,980	$5,671,174
East Rochester Housing Authority (St. John’s Health Care Corp.) Series 2010A 5.00%, 4/20/27	2,550	2,665,005
Erie County Fiscal Stability Authority Series 2011C 5.00%, 12/01/28 (Pre-refunded/ETM)	7,260	7,922,112
Hempstead Town Local Development Corp. (Hofstra University) Series 2011 5.00%, 7/01/28	650	692,998
Hempstead Town Local Development Corp. (Molloy College) Series 2014 5.00%, 7/01/34-7/01/39	2,945	3,248,999
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/42	5,000	5,909,850
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24(a)(b)	1,000	991,950
Long Island Power Authority Series 2012B 5.00%, 9/01/27	2,500	2,768,225
Series 2014A 5.00%, 9/01/35	1,000	1,140,290
Series 2016B 5.00%, 9/01/30-9/01/36	10,915	13,118,755
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/29 (Pre-refunded/ETM)	4,300	4,685,237
Series 2012F 5.00%, 11/15/27	7,070	7,850,245
Series 2014B 5.00%, 11/15/44	12,000	13,332,360
Series 2017C 5.00%, 11/15/33	5,000	6,099,850
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2016A 5.25%, 11/15/34-11/15/35	15,740	19,304,257

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Monroe County Industrial Development Corp./NY (Rochester General Hospital (The)) Series 2017 5.00%, 12/01/34	$1,150	$1,345,224
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 1/01/32(a)	1,590	1,647,399
Series 2014C 2.00%, 1/01/49(a)(c)(d)(e)	572	93,029
Nassau County Local Economic Assistance Corp. (South Nassau Communities Hospital) Series 2012 5.00%, 7/01/31-7/01/37	6,195	6,684,966
New York City Municipal Water Finance Authority Series 2009FF 5.00%, 6/15/27	15,110	15,151,552
Series 2013BB 5.00%, 6/15/46	5,000	5,571,600
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2015S 5.00%, 7/15/35	5,160	6,050,100
Series 2018S 5.00%, 7/15/43	7,000	8,416,870
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2013I 5.00%, 5/01/32 (Pre-refunded/ETM)(a)	5	5,650
5.00%, 5/01/32(f)	4,995	5,617,327
5.00%, 5/01/33	7,500	8,419,200
Series 2016F 5.00%, 2/01/32	10,000	11,930,100
New York City Trust for Cultural Resources (American Museum of Natural History (The)) Series 2014A 5.00%, 7/01/33	4,080	4,714,807

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/31	$9,675	$10,183,711
New York Convention Center Development Corp. (New York Convention Center Development Corp. Hotel Occupancy Tax) Series 2015 5.00%, 11/15/34-11/15/35	15,220	17,759,870
New York Liberty Development Corp. (4 World Trade Center LLC) Series 2011 5.00%, 11/15/31	2,225	2,408,629
New York Power Authority NATL Series 2007C 5.00%, 11/15/19-11/15/21	3,680	3,700,715
New York State Dormitory Authority Series 2011A 5.00%, 7/01/28 (Pre-refunded/ETM)	3,190	3,432,887
New York State Dormitory Authority (Barnard College) Series 2015A 4.00%, 7/01/32	1,300	1,414,699
New York State Dormitory Authority (Catholic Health System Obligated Group) 5.00%, 7/01/35	1,245	1,506,164
New York State Dormitory Authority (Cornell University) Series 2008B 5.00%, 7/01/27	4,925	5,112,347
Series 2008C 5.00%, 7/01/29	2,000	2,075,640
Series 2009A 5.00%, 7/01/25	2,465	2,471,754
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015A 5.00%, 7/01/31-7/01/33	6,000	6,966,690
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 8/01/32-8/01/35	5,465	6,567,726
New York State Dormitory Authority (Mount Sinai Hospitals Group, Inc.) Series 2010A 5.00%, 7/01/26	6,795	7,038,669

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (New School (The)) Series 2016A 5.00%, 7/01/35-7/01/36	$5,815	$6,834,715
New York State Dormitory Authority (New York University) Series 2016A 5.00%, 7/01/36	2,000	2,392,560
New York State Dormitory Authority (Northwell Health Obligated Group) Series 2015A 5.00%, 5/01/33	5,000	5,780,000
New York State Dormitory Authority (NYU Langone Hospitals) Series 2014 5.00%, 7/01/31	1,000	1,141,370
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/32-12/01/37(g)	4,000	4,623,350
New York State Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.) Series 2006 5.00%, 11/01/21	765	766,515
New York State Dormitory Authority (Pratt Institute) Series 2016 5.00%, 7/01/30	1,000	1,192,410
New York State Dormitory Authority (Rochester Institute of Technology) Series 2010 5.00%, 7/01/23-7/01/25	5,335	5,525,616
New York State Dormitory Authority (St. John’s University) Series 2015A 5.00%, 7/01/33-7/01/34	2,000	2,323,500
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2015E 5.00%, 3/15/34	4,000	4,729,000
Series 2017B 5.00%, 2/15/33	12,095	14,821,455

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.25%, 7/01/30	$2,000	$2,280,660
Series 2017A 5.00%, 7/01/37	2,515	3,011,461
New York State Dormitory Authority (Teachers College) Series 2012 5.00%, 7/01/34	2,535	2,772,453
Series 2012A 5.00%, 7/01/31	1,200	1,315,404
New York State Dormitory Authority (Trustees of Columbia University in the City of New York (The)) 5.00%, 10/01/45	3,250	4,759,788
Series 2018A 5.00%, 10/01/48	9,425	14,024,965
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2010A 5.00%, 6/15/29	2,000	2,072,560
Series 2017E 5.00%, 6/15/42	2,100	2,523,402
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014 5.00%, 1/01/31-1/01/32	15,000	17,522,400
Series 2016A 5.00%, 1/01/32	5,000	5,934,700
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/28	5,000	5,222,150
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/21-8/01/31	9,440	9,932,916
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/30-1/01/36	10,045	11,803,690

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 4.00%, 7/01/32-7/01/33	$4,250	$4,493,660
5.00%, 7/01/34-7/01/46	5,490	6,081,147
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018A 4.75%, 11/01/42(g)	5,000	5,156,650
Onondaga Civic Development Corp. Series 2012 5.00%, 7/01/42 (Pre-refunded/ETM)(a)	2,610	2,890,967
Onondaga County Industrial Development Agency (Bristol-Myers Squibb Co.) Series 1994 5.75%, 3/02/24	3,000	3,467,130
Onondaga County Trust for Cultural Resources (Syracuse University) Series 2011 5.00%, 12/01/28-12/01/29	2,135	2,319,526
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 1/01/46(a)	2,140	2,220,913
Port Authority of New York & New Jersey Series 2010 5.00%, 7/15/31	13,000	13,507,780
Series 2013178 5.00%, 12/01/31	5,000	5,654,650
Series 2014 5.00%, 9/01/31	5,000	5,732,000
Port Authority of New York & New Jersey (JFK International Air Terminal LLC) NATL Series 1997 5.75%, 12/01/22	5,605	5,808,910
Schenectady County Capital Resource Corp. (Trustees of Union College) Series 2017 5.00%, 1/01/40	2,600	3,034,356
Suffolk County Economic Development Corp. Series 2011 5.00%, 7/01/28 (Pre-refunded/ETM)(a)	875	939,750

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	$5,115	$5,468,037
Series 2014C 5.00%, 7/01/31	2,500	2,792,050
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) Series 2010 5.875%, 12/01/30	2,340	2,461,259
Triborough Bridge & Tunnel Authority Series 2011A 5.00%, 1/01/28 (Pre-refunded/ETM)	5,000	5,473,600
Series 2013C 5.00%, 11/15/32	5,000	5,628,550
Series 2017B 5.00%, 11/15/36	3,000	3,624,540
Series 2018 5.00%, 11/15/43	5,000	6,061,250
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010A 5.00%, 9/01/30	3,000	3,117,030
TSASC, Inc./NY 5.00%, 6/01/45	3,350	3,269,064
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 9/15/37(a)	1,515	1,522,030
5.25%, 9/15/42-9/15/53(a)	875	883,890
Utility Debt Securitization Authority Series 2013T 5.00%, 12/15/31	10,000	11,449,600
Westchester County Healthcare Corp./NY Series 2010B 6.00%, 11/01/30 (Pre-refunded/ETM)(a)	870	926,106
Westchester County Healthcare Corp./NY (Westchester County Health Care Corp. Obligated Group) Series 2010B 6.00%, 11/01/30	130	137,875
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 1/01/34	1,800	1,915,740

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Westchester County Local Development Corp. (Purchase Housing Corp. II) Series 2017 5.00%, 6/01/42-6/01/47	$2,000	$2,292,500
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/46	6,825	7,582,984

		558,614,885

Alabama – 0.1%
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 5/01/44(a)(g)	680	747,136

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 9/01/38(g)	1,270	1,341,768

California – 0.4%
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 6/01/47(a)	2,385	2,366,015

Florida – 0.3%
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 6/01/48(a)(g)	235	252,752
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(a)(g)	1,235	1,241,953
Marshall Creek Community Development District Series 2016 6.32%, 5/01/45(a)	45	43,334
Marshall Creek Community Development District (Marshall Creek Community Development District 2002A) Series 2002 5.00%, 5/01/32(a)	625	605,894

		2,143,933

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Guam – 1.5%
Guam Government Waterworks Authority Series 2016 5.00%, 1/01/46	$1,275	$1,409,411
Series 2017 5.00%, 7/01/34-7/01/40	2,475	2,795,331
Guam Power Authority Series 2017A 5.00%, 10/01/36-10/01/38	4,430	4,991,201

		9,195,943

Illinois – 0.3%
Chicago Board of Education Series 2018A 5.00%, 12/01/31	1,710	1,923,323

Indiana – 0.1%
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 3/01/39(a)(g)	770	792,692

Michigan – 0.1%
City of Detroit MI 5.00%, 4/01/36	245	267,263

North Dakota – 0.0%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2018 5.375%, 9/15/38(a)(g)	250	241,050

Ohio – 0.2%
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	1,500	1,500,000

Puerto Rico – 1.7%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	710	779,374
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	645	693,266

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

AGC Series 2007N 5.25%, 7/01/34-7/01/36	$1,630	$1,783,470
AGM Series 2007C 5.25%, 7/01/36	100	109,015
NATL Series 2005L 5.25%, 7/01/35	120	128,995
NATL Series 2007N 5.25%, 7/01/32	135	146,314
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	1,795	1,829,069
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	1,715	1,712,856
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.125%, 4/01/32	1,000	1,001,340
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 7/01/25	340	378,267
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/29(a)	654	447,997
Series 2019A 5.00%, 7/01/58(a)	1,620	1,610,361

		10,620,324

Tennessee – 0.1%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(a)(g)	820	840,065

Texas – 2.9%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(g)	1,455	1,556,981

abfunds.com	AB MUNICIPAL INCOME FUND | 123

PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Port of Port Arthur Navigation District 1.90%, 6/01/49(g)	$11,000	$11,001,100
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	2,700	2,848,095
7.50%, 6/30/32	1,225	1,302,053
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	1,350	1,388,988

		18,097,217

Wisconsin – 0.1%
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.375%, 1/01/48(a)(g)	525	560,648

Total Municipal Obligations (cost $577,594,418)		609,252,262

	Shares
SHORT-TERM INVESTMENTS – 1.8%
Investment Companies – 1.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(h)(i)(j) (cost $10,868,925)	10,868,925	10,868,925

Total Investments – 98.8% (cost $588,463,343)		620,121,187
Other assets less liabilities – 1.2%		7,811,566

Net Assets – 100.0%		$627,932,753

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	16,172	8/31/20	2.235%	CPI	#	Maturity	$(197,666)
Barclays Bank PLC	USD	16,173	9/04/20	2.248%	CPI	#	Maturity	(198,755)
Barclays Bank PLC	USD	18,359	9/20/20	2.263%	CPI	#	Maturity	(226,409)

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	16,956	10/15/20	2.208%	CPI	#	Maturity	$(184,931)
Barclays Bank PLC	USD	9,401	10/15/20	2.210%	CPI	#	Maturity	(103,000)
Citibank, NA	USD	12,330	10/17/20	2.220%	CPI	#	Maturity	(136,458)
JPMorgan Chase Bank, NA	USD	16,575	8/30/20	2.210%	CPI	#	Maturity	(193,465)
JPMorgan Chase Bank, NA	USD	22,200	7/15/24	2.165%	CPI	#	Maturity	(241,286)

								$(1,481,970)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.16% of net assets as of May 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24	11/13/14	$1,000,000	$991,950	0.16%

(c)	Defaulted.

(d)	Non-income producing security.

(e)	Illiquid security.

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, the aggregate market value of these securities amounted to $28,356,145 or 4.5% of net assets.

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.0% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND | 125

STATEMENT OF ASSETS & LIABILITIES

May 31, 2019

	AB California		AB High Income Municipal
Assets
Investments in securities, at value
Unaffiliated issuers (cost $727,049,831 and $2,844,791,513, respectively)	$773,702,083		$2,988,650,699
Affiliated issuers (cost $24,865,455 and $2,766,744, respectively)	24,865,455		2,766,744
Cash collateral due from broker	1,750,000		30,570,633
Interest receivable	8,474,119		49,852,170
Receivable for capital stock sold	1,473,846		21,240,477
Affiliated dividends receivable	36,263		181,588
Receivable for investment securities sold	– 0	–	5,915,000
Receivable for variation margin on centrally cleared swaps	– 0	–	177,566

Total assets	810,301,766		3,099,354,877

Liabilities
Unrealized depreciation on inflation swaps	1,883,312		9,484,689
Payable for capital stock redeemed	1,488,928		7,456,393
Dividends payable	330,119		1,394,458
Advisory fee payable	252,072		1,194,444
Distribution fee payable	138,803		385,874
Administrative fee payable	28,911		29,350
Transfer Agent fee payable	7,723		18,600
Directors’ fees payable	5,683		5,683
Payable for investment securities purchased	– 0	–	3,401,192
Market value on credit default swaps (net premiums received $4,877,597)	– 0	–	4,478,793
Payable for floating rate notes issued(a)	– 0	–	67,725,000
Other liabilities	– 0	–	186,479
Accrued expenses	105,680		192,056

Total liabilities	4,241,231		95,953,011

Net Assets	$806,060,535		$3,003,401,866

Composition of Net Assets
Capital stock, at par	$71,912		$257,838
Additional paid-in capital	765,423,601		2,853,514,695
Distributable earnings	40,565,022		149,629,333

	$806,060,535		$3,003,401,866

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—81,200,000,000 shares of capital stock authorized, $.001 par value (see Note E)

AB California Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$482,498,816	43,044,282	$11.21	*

Class B	$34,705	3,096	$11.21

Class C	$44,420,626	3,964,082	$11.21

Advisor Class	$279,106,388	24,900,206	$11.21

AB High Income Municipal Portfolio

Class A	$754,555,226	64,748,977	$11.65	*

Class C	$273,185,516	23,454,560	$11.65

Advisor Class	$1,975,650,761	169,633,514	$11.65

Class Z	$10,363	889.18	$11.65

*	The maximum offering price per share for Class A of AB California Portfolio and AB High Income Municipal Portfolio were $11.56 and $12.01, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND | 127

STATEMENT OF ASSETS & LIABILITIES (continued)

	AB National	AB New York
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,373,797,575 and $577,594,418, respectively)	$1,441,951,707	$609,252,262
Affiliated issuers (cost $40,989,865 and $10,868,925, respectively)	40,989,865	10,868,925
Cash collateral due from broker	3,828,979	800,000
Interest receivable	22,160,661	8,412,101
Receivable for capital stock sold	6,199,886	1,365,663
Receivable for investment securities sold	275,000	– 0	–
Receivable for variation margin on centrally cleared swaps	242,176	– 0	–
Affiliated dividends receivable	43,846	17,351

Total assets	1,515,692,120	630,716,302

Liabilities
Payable for investment securities purchased	5,802,600	– 0	–
Unrealized depreciation on inflation swaps	3,512,110	1,481,970
Payable for capital stock redeemed	2,320,338	745,185
Advisory fee payable	479,369	191,382
Dividends payable	268,143	87,603
Distribution fee payable	185,174	136,760
Administrative fee payable	28,911	29,501
Transfer Agent fee payable	18,649	6,478
Directors’ fees payable	5,683	5,683
Accrued expenses	150,511	98,987

Total liabilities	12,771,488	2,783,549

Net Assets	$1,502,920,632	$627,932,753

Composition of Net Assets
Capital stock, at par	$144,816	$62,503
Additional paid-in capital	1,464,324,155	612,835,604
Distributable earnings	38,451,661	15,034,646

	$1,502,920,632	$627,932,753

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—81,200,000,000 shares of capital stock authorized, $.001 par value (see Note E)

AB National Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$572,910,712	55,202,651	$10.38	*

Class B	$160,016	15,435	$10.37

Class C	$75,942,109	7,326,179	$10.37

Advisor Class	$853,907,795	82,271,746	$10.38

AB New York Portfolio

Class A	$440,361,017	43,832,489	$10.05	*

Class B	$107,380	10,706	$10.03

Class C	$51,763,666	5,155,703	$10.04

Advisor Class	$135,700,690	13,503,761	$10.05

*	The maximum offering price per share for Class A of AB National Portfolio and AB New York Portfolio were $10.70 and $10.36, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND | 129

STATEMENT OF OPERATIONS

Year Ended May 31, 2019

	AB California		AB High Income Municipal
Investment Income
Interest	$30,264,851		$124,912,447
Dividends – Affiliated issuers	182,956		812,691

Total income	30,447,807		125,725,138

Expenses
Advisory fee (see Note B)	3,311,364		13,358,008
Distribution fee – Class A	1,144,647		1,808,907
Distribution fee – Class B	351		– 0	–
Distribution fee – Class C	447,590		2,740,934
Transfer agency – Class A	122,874		227,180
Transfer agency – Class B	30		– 0	–
Transfer agency – Class C	12,182		86,744
Transfer agency – Advisor Class	63,440		529,753
Transfer agency – Class Z	– 0	–	1
Custodian	150,443		156,816
Administrative	65,967		66,369
Audit and tax	55,321		64,061
Legal	50,949		55,598
Registration fees	44,831		211,986
Printing	37,224		65,211
Directors’ fees	23,671		23,671
Miscellaneous	28,086		86,886

Total expenses before interest/bank overdraft expense	5,558,970		19,482,125
Bank overdraft expense	45,683		144,068
Interest expense	– 0	–	1,765,478

Total expenses	5,604,653		21,391,671
Less: expenses waived and reimbursed by the Adviser (see Note B)	(296,837)		(155,462)

Net expenses	5,307,816		21,236,209

Net investment income	25,139,991		104,488,929

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	1,388,796		10,064,180
Swaps	(223,351)		(11,230,121)
Net change in unrealized appreciation/depreciation of:
Investments	11,903,033		70,674,420
Swaps	(1,883,312)		11,886,721

Net gain on investment transactions	11,185,166		81,395,200

Net Increase in Net Assets from Operations	$36,325,157		$185,884,129

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

	AB National		AB New York
Investment Income
Interest	$49,191,759		$21,579,048
Dividends – Affiliated issuers	646,537		98,706

Total income	49,838,296		21,677,754

Expenses
Advisory fee (see Note B)	6,206,633		2,649,941
Distribution fee – Class A	1,401,897		1,040,466
Distribution fee – Class B	1,629		2,844
Distribution fee – Class C	811,133		543,176
Transfer agency – Class A	232,337		143,007
Transfer agency – Class B	148		100
Transfer agency – Class C	35,036		18,949
Transfer agency – Advisor Class	305,030		40,466
Registration fees	188,777		31,881
Custodian	165,730		133,781
Printing	76,961		42,132
Administrative	63,409		66,953
Audit and tax	57,284		58,064
Directors’ fees	23,671		23,671
Legal	6,566		50,897
Miscellaneous	77,081		25,117

Total expenses before bank overdraft expense	9,653,322		4,871,445
Bank overdraft expense	– 0	–	50,437

Total expenses	9,653,322		4,921,882
Less: expenses waived and reimbursed by the Adviser (see Note B)	(537,037)		(345,221)

Net expenses	9,116,285		4,576,661

Net investment income	40,722,011		17,101,093

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	1,438,390		2,006,461
Swaps	(59,702)		(207,594)
Net change in unrealized appreciation/depreciation of:
Investments	33,927,593		13,335,232
Swaps	(2,176,812)		(1,481,970)

Net gain on investment transactions	33,129,469		13,652,129

Net Increase in Net Assets from Operations	$73,851,480		$30,753,222

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND | 131

STATEMENT OF CHANGES IN NET ASSETS

	AB California
	Year Ended May 31, 2019	Year Ended May 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$25,139,991	$23,334,582
Net realized gain (loss) on investment transactions	1,165,445	(2,163,088)
Net change in unrealized appreciation/depreciation of investments	10,019,721	(10,576,774)

Net increase in net assets from operations	36,325,157	10,594,720
Distributions to Shareholders
Class A	(15,496,564)	(15,650,010)
Class B	(925)	(1,245)
Class C	(1,178,625)	(1,338,948)
Advisor Class	(8,462,107)	(6,047,893)
Capital Stock Transactions
Net increase	95,678,226	16,028,146

Total increase	106,865,162	3,584,770
Net Assets
Beginning of period	699,195,373	695,610,603

End of period	$806,060,535	$699,195,373

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB High Income Municipal
	Year Ended May 31, 2019	Year Ended May 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$104,488,929	$103,663,911
Net realized gain (loss) on investment transactions	(1,165,941)	26,844,269
Net change in unrealized appreciation/depreciation of investments	82,561,141	(17,192,511)

Net increase in net assets from operations	185,884,129	113,315,669
Distributions to Shareholders
Class A	(30,206,172)	(30,461,971)
Class C	(9,401,739)	(9,819,753)
Advisor Class	(74,471,320)	(63,729,112)
Class Z(a)	(308)	– 0	–
Capital Stock Transactions
Net increase	292,099,877	148,166,443

Total increase	363,904,467	157,471,276
Net Assets
Beginning of period	2,639,497,399	2,482,026,123

End of period	$3,003,401,866	$2,639,497,399

(a)	Commenced distribution on October 1, 2018.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB National
	Year Ended May 31, 2019	Year Ended May 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$40,722,011	$37,985,671
Net realized gain (loss) on investment transactions	1,378,688	(117,971)
Net change in unrealized appreciation/depreciation of investments	31,750,781	(19,227,186)

Net increase in net assets from operations	73,851,480	18,640,514
Distributions to Shareholders
Class A	(16,069,517)	(17,810,996)
Class B	(3,446)	(5,968)
Class C	(1,721,044)	(2,174,827)
Advisor Class	(22,926,406)	(17,993,877)
Capital Stock Transactions
Net increase	137,119,561	123,374,549

Total increase	170,250,628	104,029,395
Net Assets
Beginning of period	1,332,670,004	1,228,640,609

End of period	$1,502,920,632	$1,332,670,004

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB New York
	Year Ended May 31, 2019	Year Ended May 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$17,101,093	$16,885,666
Net realized gain on investment transactions	1,798,867	805,949
Net change in unrealized appreciation/depreciation of investments	11,853,262	(12,611,468)

Net increase in net assets from operations	30,753,222	5,080,147
Distributions to Shareholders
Class A	(12,168,328)	(12,470,907)
Class B	(6,254)	(16,124)
Class C	(1,182,557)	(1,395,477)
Advisor Class	(3,741,911)	(2,996,737)
Capital Stock Transactions
Net increase	13,243,415	15,710,987

Total increase	26,897,587	3,911,889
Net Assets
Beginning of period	601,035,166	597,123,277

End of period	$627,932,753	$601,035,166

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the year ended May 31, 2019

	AB California
Cash flows from operating activities
Net increase in net assets from operations		$36,325,157
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(160,294,975)
Purchases of short-term investments	(164,795,526)
Proceeds from disposition of long-term investments	95,721,195
Proceeds from disposition of short-term investments	145,692,509
Net realized gain on investment transactions	(1,165,445)
Net change in unrealized appreciation/depreciation on investment transactions	(10,019,721)
Net accretion of bond discount and amortization of bond premium	(1,777,516)
Decrease in receivable for investments sold	215,000
Increase in interest receivable	(1,817,174)
Increase in affiliated dividends receivable	(29,702)
Increase in cash collateral due from broker	(1,750,000)
Decrease in payable for investments purchased	(5,774,569)
Increase in advisory fee payable	19,560
Increase in administrative fee payable	17,748
Increase in Transfer Agent fee payable	1,178
Decrease in distribution fee payable	(1,741)
Increase in directors’ fee payable	5,683
Increase in accrued expenses	13,192
Payments for exchange-traded derivatives settlements, net	(223,351)

Total adjustments		(105,963,655)

Net cash provided by (used in) operating activities		(69,638,498)
Cash flows from financing activities
Subscriptions of capital stock, net	82,188,423
Cash dividends paid (net of dividend reinvestments)†	(12,549,925)

Net cash provided by (used in) financing activities		69,638,498

Net increase in cash		—
Cash at beginning of year		—

Cash at end of year		$—

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$12,659,894
Interest/bank overdraft expense paid during the year	$45,683

In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the year.

See notes to financial statements.

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STATEMENT OF CASH FLOWS (continued)

	AB High Income Municipal
Cash flows from operating activities
Net increase in net assets from operations		$185,884,129
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(845,661,800)
Purchases of short-term investments	(733,931,265)
Proceeds from disposition of long-term investments	623,155,480
Proceeds from disposition of short-term investments	734,287,144
Net realized loss on investment transactions	1,165,941
Net change in unrealized appreciation/depreciation on investment transactions	(82,561,141)
Net accretion of bond discount and amortization of bond premium	9,541,882
Increase in receivable for investments sold	(3,809,688)
Increase in interest receivable	(5,173,813)
Increase in affiliated dividends receivable	(167,943)
Increase in cash collateral due from broker	(29,438,633)
Decrease in payable for investments purchased	(14,922,444)
Increase in advisory fee payable	134,311
Increase in administrative fee payable	17,941
Decrease in Transfer Agent fee payable	(4,902)
Decrease in distribution fee payable	(20,272)
Increase in directors’ fee payable	5,683
Increase in other liabilities	529
Decrease in accrued expenses	(5,683)
Proceeds on swaps, net	4,603,580
Proceeds for exchange-traded derivatives settlements, net	8,607,658

Total adjustments		(334,177,435)

Net cash provided by (used in) operating activities		(148,293,306)
Cash flows from financing activities
Subscriptions of capital stock, net	209,925,166
Cash dividends paid (net of dividend reinvestments)†	(49,379,452)
Repayment of floating rate notes issued	(12,500,000)

Net cash provided by (used in) financing activities		148,045,714

Net decrease in cash		(247,592)
Cash at beginning of year		247,592

Cash at end of year		$—

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$65,410,510
Interest/bank overdraft expense paid during the year	$1,909,546

In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investments in Level 3 securities throughout the year.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2019

NOTE A

Significant Accounting Policies

AB Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. The AB California Portfolio, AB National Portfolio and AB New York Portfolio offer Class A, Class B, Class C and Advisor Class shares. The AB High Income Municipal Portfolio offers Class A, Class C, Advisor Class and Class Z shares. Effective September 28, 2018, AB High Income Municipal Portfolio commenced offering Class Z shares. Class T shares have been authorized but currently are not offered for all the Portfolios. Class Z shares have been authorized but currently are not being offered for AB California Portfolio, AB National Portfolio and AB New York Portfolio. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All five classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles

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(“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by

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a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

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•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of May 31, 2019:

AB California Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds:
California	$	– 0	–	$652,410,494		$87,653,353		$740,063,847
Alabama		– 0	–	– 0	–	955,895		955,895
Florida		– 0	–	– 0	–	1,639,360		1,639,360
Ohio		– 0	–	– 0	–	1,700,000		1,700,000
Puerto Rico		– 0	–	7,280,367		2,647,827		9,928,194
Tennessee		– 0	–	– 0	–	1,034,715		1,034,715
Other		– 0	–	18,380,072		– 0	–	18,380,072
Short-Term Investments		24,865,455		– 0	–	– 0	–	24,865,455

Total Investments in Securities		24,865,455		678,070,933		95,631,150		798,567,538

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AB California Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Other Financial Instruments(a):
Assets	$	– 0	–	$ – 0	–	$ – 0	–	$ – 0	–
Liabilities:
Inflation (CPI) Swaps		– 0	–	(1,883,312)		– 0	–	(1,883,312)

Total		$24,865,455		$676,187,621		$95,631,150		$796,684,226

AB High Income Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds:
Alabama	$	– 0	–	$25,092,747		$21,864,727		$46,957,474
Arizona		– 0	–	17,352,241		7,582,943		24,935,184
California		– 0	–	167,830,252		110,865,397		278,695,649
Colorado		– 0	–	12,924,733		19,649,265		32,573,998
Florida		– 0	–	106,992,689		33,868,735		140,861,424
Illinois		– 0	–	340,247,116		60,817,431		401,064,547
Indiana		– 0	–	45,628,147		17,696,303		63,324,450
Kentucky		– 0	–	28,991,936		21,712,706		50,704,642
Louisiana		– 0	–	31,137,774		13,442,144		44,579,918
Maryland		– 0	–	9,040,208		4,591,683		13,631,891
Massachusetts		– 0	–	87,020,197		18,313,343		105,333,540
Michigan		– 0	–	72,062,158		29,227,129		101,289,287
Minnesota		– 0	–	– 0	–	4,208,314		4,208,314
Missouri		– 0	–	18,683,504		7,637,291		26,320,795
Nevada		– 0	–	3,363,810		2,857,233		6,221,043
New York		– 0	–	142,784,613		36,206,646		178,991,259
North Carolina		– 0	–	1,155,800		4,128,377		5,284,177
North Dakota		– 0	–	5,582,050		3,519,330		9,101,380
Ohio		– 0	–	84,488,725		51,723,124		136,211,849
Oklahoma		– 0	–	10,055,877		4,214,954		14,270,831
Oregon		– 0	–	11,492,450		9,126,462		20,618,912
Pennsylvania		– 0	–	59,903,340		48,794,737		108,698,077
Puerto Rico		– 0	–	101,090,868		66,393,799		167,484,667
Tennessee		– 0	–	7,953,839		36,346,133		44,299,972
Texas		– 0	–	178,905,405		58,097,008		237,002,413
Utah		– 0	–	4,853,517		3,345,588		8,199,105
Vermont		– 0	–	– 0	–	3,238,725		3,238,725
Virginia		– 0	–	80,089,936		4,932,673		85,022,609
Washington		– 0	–	38,989,822		30,385,542		69,375,364
Wisconsin		– 0	–	19,553,935		29,012,534		48,566,469
Other		– 0	–	481,637,734		– 0	–	481,637,734
Corporates – Non-Investment Grade		– 0	–	13,055,000		– 0	–	13,055,000
Short-Term Investments:
Corporates – Non-Investment Grade		– 0	–	– 0	–	16,890,000		16,890,000
Investment Companies		2,766,744		– 0	–	– 0	–	2,766,744

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AB High Income Municipal Portfolio
Investments in Securities:	Level 1		Level 2		Level 3		Total
Liabilities:
Floating Rate Notes(b)	$(67,725,000)		$ – 0	–	$ – 0	–	$(67,725,000)

Total Investments in Securities	(64,958,256)		2,207,960,423		780,690,276		2,923,692,443
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps	– 0	–	33,250,419		– 0	–	33,250,419	(c)
Liabilities:
Centrally Cleared Interest Rate Swaps	– 0	–	(10,757,977)		– 0	–	(10,757,977	)(c)
Credit Default Swaps	– 0	–	(4,478,793)		– 0	–	(4,478,793)
Inflation (CPI) Swaps	– 0	–	(9,484,689)		– 0	–	(9,484,689)

Total	$(64,958,256)		$2,216,489,383		$780,690,276		$2,932,221,403

AB National Portfolio
Investments in Securities:	Level 1		Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$ – 0	–	$1,179,583,140		$127,172,984		$1,306,756,124
Short-Term Municipal Notes	– 0	–	135,195,583		– 0	–	135,195,583
Short-Term Investments	40,989,865		– 0	–	– 0	–	40,989,865

Total Investments in Securities	40,989,865		1,314,778,723		127,172,984		1,482,941,572
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps	– 0	–	1,335,298		– 0	–	1,335,298	(c)
Liabilities:
Inflation (CPI) Swaps	– 0	–	(3,512,110)		– 0	–	(3,512,110)

Total	$40,989,865		$1,312,601,911		$127,172,984		$1,480,764,760

AB New York Portfolio
Investments in Securities:	Level 1		Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$ – 0	–	$585,880,681		$23,371,581		$609,252,262
Short-Term Investments	10,868,925		– 0	–	– 0	–	10,868,925

Total Investments in Securities	10,868,925		585,880,681		23,371,581		620,121,187
Other Financial Instruments(a):
Assets	– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Inflation (CPI) Swaps	– 0	–	(1,481,970)		– 0	–	(1,481,970)

Total	$10,868,925		$584,398,711		$23,371,581		$618,639,217

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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(b)	The Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB California Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/18	$65,668,241		$65,668,241
Accrued discounts/(premiums)	(358,448)		(358,448)
Realized gain (loss)	14,265		14,265
Change in unrealized appreciation/depreciation	2,261,578		2,261,578
Purchases	33,368,946		33,368,946
Sales	(8,227,628)		(8,227,628)
Transfers in to Level 3	2,904,196		2,904,196	(a)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/19	$95,631,150		$95,631,150

Net change in unrealized appreciation/depreciation from investments held as of 5/31/19(b)	$2,313,992		$2,313,992

AB High Income Municipal Portfolio	Long-Term Municipal Bonds		Corporates - Non-Investment Grade			Total
Balance as of 5/31/18	$602,102,371			$13,035,000		$615,137,371
Accrued discounts/(premiums)	(144,913)			– 0	–	(144,913)
Realized gain (loss)	4,466,367			– 0	–	4,466,367
Change in unrealized appreciation/depreciation	4,505,736			– 0	–	4,505,736
Purchases	250,691,579			3,855,000		254,546,579
Sales	(107,585,411)			– 0	–	(107,585,411)
Transfers in to Level 3	9,764,547			– 0	–	9,764,547	(a)
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 5/31/19	$763,800,276			$16,890,000		$780,690,276

Net change in unrealized appreciation/depreciation from investments held as of 5/31/19(b)	$7,425,845		$	– 0	–	$7,425,845

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AB National Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/18	$93,656,895		$93,656,895
Accrued discounts/(premiums)	(303,365)		(303,365)
Realized gain (loss)	(241,238)		(241,238)
Change in unrealized appreciation/depreciation	167,073		167,073
Purchases	45,266,050		45,266,050
Sales	(18,815,673)		(18,815,673)
Transfers in to Level 3	7,443,242		7,443,242	(a)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/19	$127,172,984		$127,172,984

Net change in unrealized appreciation/depreciation from investments held as of 5/31/19(b)	$(530,540)		$(530,540)

AB New York Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/18	$20,684,976		$20,684,976
Accrued discounts/(premiums)	(2,555)		(2,555)
Realized gain (loss)	111,948		111,948
Change in unrealized appreciation/depreciation	200,822		200,822
Purchases	9,951,761		9,951,761
Sales	(7,575,371)		(7,575,371)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/19	$23,371,581		$23,371,581

Net change in unrealized appreciation/depreciation from investments held as of 5/31/19(b)	$360,199		$360,199

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of May 31, 2019, all Level 3 investments for AB California Portfolio, AB National Portfolio and AB New York Portfolio were priced by third party vendors.

The following presents information about significant unobservable inputs related to the AB High Income Municipal Portfolio at May 31, 2019. Securities priced by third party vendors are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

AB High Income Municipal Portfolio

	Fair Value at 5/31/19	Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade	$16,890,000	Capital Recovery	Recovery Rate	100%/N/A

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Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Recovery Rate in isolation would be expected to result in a significantly higher (lower) fair value measurement.

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTE B

Advisory, Administrative Fees and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Portfolios pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Portfolio	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
AB California	.45%	.40%	.35%
AB High Income Municipal	.50%	.45%	.40%
AB National	.45%	.40%	.35%
AB New York	.45%	.40%	.35%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses (excluding interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) on an annual basis (the “Expense Caps”) as follows:

	Effective January 30, 2015
Portfolio	Class A	Class B	Class C	Advisor Class	Class Z
AB California	.75%	1.50%	1.50%	.50%	N/A
AB High Income Municipal	.80%	N/A	1.55%	.55%	.55	%*
AB National	.75%	1.50%	1.50%	.50%	N/A
AB New York	.75%	1.50%	1.50%	.50%	N/A

*	Effective October 1, 2018.

This contractual agreement extends through September 28, 2019, for all Portfolios and may be extended by the Adviser for additional one year terms.

For the year ended May 31, 2019, such reimbursements amounted to $287,089, $118,567, $502,467 and $340,580 for AB California, AB High Income Municipal, AB National and AB New York Portfolios, respectively.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the

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Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First and Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018, December 11, 2018 and April 24, 2019 adjourned shareholder meetings, shareholders approved the new and future investment advisory agreements.

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended May 31, 2019, the reimbursement for such services amounted to $65,967, $66,369, $63,409 and $66,953 for AB California, AB High Income Municipal, AB National and AB New York Portfolios, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: AB California Portfolio, $68,150; AB High Income Municipal Portfolio, $221,008; AB National Portfolio, $178,454 and AB New York Portfolio, $74,446 for the year ended May 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended May 31, 2019, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B			Class C
AB California	$ – 0	–	$17,483	$	– 0	–	$4,022
AB High Income Municipal	– 0	–	30,795		N/A		11,714
AB National	– 0	–	9,829		84		4,299
AB New York	571		14,266		150		1,536

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolios’ pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne

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indirectly by the Portfolios as an acquired fund fee and expense. For the year ended May 31, 2019, such waivers amounted to:

Portfolio	Amount
AB California	$9,748
AB High Income Municipal	36,895
AB National	34,570
AB New York	4,641

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended May 31, 2019 is as follows:

Portfolio	Market Value 5/31/18 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/19 (000)	Dividend Income (000)
AB California	$5,762		$164,796	$145,693	$24,865	$183
AB High Income Municipal	6,982		729,072	733,287	2,767	813
AB National	5,106		475,784	439,900	40,990	647
AB New York	– 0	–	93,522	82,653	10,869	99

The Portfolios may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended May 31, 2019, the High Income Municipal Portfolio had purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act of $307 and $448, respectively, with realized gain of $358.

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of .25 of 1% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
AB California	$6,821,306	$7,517,182
AB High Income Municipal	N/A	3,526,119
AB National	3,377,392	6,991,097
AB New York	5,957,199	4,467,701

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While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended May 31, 2019, were as follows:

	Purchases				Sales
Portfolio	Investments	Government Securities			Investments	Government Securities
AB California	$160,294,975	$	– 0	–	$95,721,193	$	– 0	–
AB High Income Municipal	845,661,800		– 0	–	609,508,044		11,812,422
AB National	308,550,453		– 0	–	252,837,702		– 0	–
AB New York	88,112,260		– 0	–	85,130,006		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
AB California	$751,915,286	$49,252,522	$(4,483,582)	$44,768,940
AB High Income Municipal	2,780,273,824	214,404,325	(58,376,804)	156,027,521
AB National	1,414,787,440	72,913,296	(6,936,244)	65,977,052
AB New York	588,463,343	31,773,942	(1,598,068)	30,175,874

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon

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or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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At the time the Portfolios enter into a centrally cleared swap, each Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended May 31, 2019, the Portfolios held interest rate swaps for hedging purposes.

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Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended May 31, 2019, the Portfolios held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty. As of May 31, 2019, the Portfolios did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event

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occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended May 31, 2019, the AB High Income Municipal Portfolio held credit default swaps for non-hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolios’ OTC counterparty has the right to terminate such transaction and require the Portfolios to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended May 31, 2019, the Portfolios had entered into the following derivatives:

AB California Portfolio

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on inflation swaps	$1,883,312

Total				$1,883,312

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(223,351)	$(1,883,312)

Total		$(223,351)	$(1,883,312)

AB High Income Municipal Portfolio

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$33,250,419	*	Receivable/Payable for variation margin on centrally cleared swaps	$10,757,977	*

Interest rate contracts				Unrealized depreciation on inflation swaps	9,484,689

Credit contracts				Market value on credit default swaps	4,478,793

Total		$33,250,419			$24,721,459

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(13,707,218)	$13,007,753

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,477,097	(1,121,032)

Total		$(11,230,121)	$11,886,721

AB National Portfolio

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$1,335,298	*
Interest rate contracts				Unrealized depreciation on inflation swaps	$3,512,110

Total		$1,335,298			$3,512,110

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(59,702)	$(2,176,812)

Total		$(59,702)	$(2,176,812)

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AB New York Portfolio

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on inflation swaps	$1,481,970

Total				$1,481,970

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(207,594)	$(1,481,970)

Total		$(207,594)	$(1,481,970)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended May 31, 2019:

AB California Portfolio
Inflation Swaps:
Average notional amount	$127,278,300	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$17,250,000	(b)

(a)	Positions were open for ten months during the year.

(b)	Positions were open for two months during the year.

AB High Income Municipal Portfolio
Inflation Swaps:
Average notional amount	$629,984,200	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$424,672,222	(b)
Credit Default Swaps:
Average notional amount of sale contracts	$36,064,385

(a)	Positions were open for ten months during the year.

(b)	Positions were open for nine months during the year.

AB National Portfolio
Inflation Swaps:
Average notional amount	$236,751,400	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$15,875,000	(b)

(a)	Positions were open for ten months during the year.

(b)	Positions were open for four months during the year.

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AB New York Portfolio
Inflation Swaps:
Average notional amount	$100,832,700	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$16,030,000	(b)

(a)	Positions were open for ten months during the year.

(b)	Positions were open for two months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of May 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

AB CALIFORNIA PORTFOLIO

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,143,352	$	– 0	–	$(920,000)	$	– 0	–	$223,352
Citibank, NA	184,821		– 0	–	(184,821)		– 0	–	– 0	–
JPMorgan Chase Bank, NA	555,139		– 0	–	(555,139)		– 0	–	– 0	–

Total	$1,883,312	$	– 0	–	$(1,659,960)	$	– 0	–	$223,352	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB HIGH INCOME MUNICIPAL PORTFOLIO

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$5,616,814	$	– 0	–	$(1,920,000)	$(3,696,814)		$	– 0	–
Citibank, NA	932,075		– 0	–	(932,075)	– 0	–		– 0	–
Citigroup Global Markets, Inc.	440,326		– 0	–	(374,000)	– 0	–		66,326
Credit Suisse International	2,346,833		– 0	–	(2,346,833)	– 0	–		– 0	–

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Goldman Sachs International	$1,691,634	$	– 0	–	$(1,620,000)		$	– 0	–	$71,634
JPMorgan Chase Bank, NA	2,935,800		– 0	–	– 0	–		(2,935,800)		– 0	–

Total	$13,963,482	$	– 0	–	$(7,192,908)			$(6,632,614)		$137,960	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB NATIONAL PORTFOLIO

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$2,132,407	$	– 0	–	$(1,490,000)	$(642,407)		$	– 0	–
Citibank, NA	333,121		– 0	–	(250,000)	– 0	–		83,121
JPMorgan Chase Bank, NA	1,046,582		– 0	–	(900,000)	– 0	–		146,582

Total	$3,512,110	$	– 0	–	$(2,640,000)	$(642,407)			$229,703	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB New York Portfolio

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$910,761	$	– 0	–	$(540,000)		$(370,761)		$	– 0	–
Citibank, NA	136,458		– 0	–	– 0	–	– 0	–		136,458
JPMorgan Chase Bank, NA	434,751		– 0	–	(260,000)		– 0	–		174,751

Total	$1,481,970	$	– 0	–	$(800,000)		$(370,761)			$311,209	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE E

Capital Stock

The Fund has authorized 81.2 billion shares of capital stock. The allocation is as follow:

	Allocation of Shares (In Million)
Portfolio	Class A	Class B	Class C	Advisor	Class T	Class Z	Total
AB California	6,000	6,000	6,000	50	3,000	3,000	24,050
AB High Income Municipal	3,000	3,000	3,000	3,000	3,000	3,000	18,000
AB National	6,000	6,000	6,000	100	3,000	3,000	24,100
AB New York	3,000	3,000	3,000	50	3,000	3,000	15,050
Transactions in capital shares for each class were as follows:

	AB California Portfolio
	Shares		Amount
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018

Class A
Shares sold	6,617,154	3,971,343	$72,680,238	$44,431,699

Shares issued in reinvestment of dividends	675,932	675,515	7,428,114	7,539,754

Shares converted from Class B	666	1,478	7,311	16,555

Shares converted from Class C	207,512	330,109	2,275,114	3,690,802

Shares redeemed	(6,563,908)	(6,400,482)	(71,871,288)	(71,385,971)

Net increase (decrease)	937,356	(1,422,037)	$10,519,489	$(15,707,161)

Class B
Shares sold	220	250	$2,400	$2,800

Shares issued in reinvestment of dividends	69	79	763	888

Shares converted to Class A	(666)	(1,478)	(7,311)	(16,555)

Shares redeemed	(2)	(2,111)	(20)	(23,740)

Net decrease	(379)	(3,260)	$(4,168)	$(36,607)

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	AB California Portfolio
	Shares		Amount
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018

Class C
Shares sold	791,896	695,082	$8,691,508	$7,780,014

Shares issued in reinvestment of dividends	63,292	71,947	695,219	802,843

Shares converted to Class A	(207,576)	(330,350)	(2,275,114)	(3,690,802)

Shares redeemed	(1,114,334)	(1,020,339)	(12,194,001)	(11,379,550)

Net decrease	(466,722)	(583,660)	$(5,082,388)	$(6,487,495)

Advisor Class
Shares sold	18,465,534	9,325,387	$202,317,485	$104,209,514

Shares issued in reinvestment of dividends	412,561	289,261	4,535,798	3,225,946

Shares redeemed	(10,672,438)	(6,220,050)	(116,607,990)	(69,176,051)

Net increase	8,205,657	3,394,598	$90,245,293	$38,259,409

	AB High Income Municipal Portfolio
	Shares		Amount
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018

Class A
Shares sold	14,121,217	16,201,650	$159,874,556	$185,019,217

Shares issued in reinvestment of dividends	1,269,752	1,284,081	14,344,042	14,616,232

Shares converted from Class C	219,241	86,019	2,474,519	980,727

Shares redeemed	(17,167,888)	(19,085,509)	(193,397,859)	(217,286,545)

Net decrease	(1,557,678)	(1,513,759)	$(16,704,742)	$(16,670,369)

Class C
Shares sold	2,964,896	2,559,615	$33,471,510	$29,192,277

Shares issued in reinvestment of dividends	507,475	522,205	5,728,795	5,941,446

Shares converted to Class A	(219,297)	(86,041)	(2,474,519)	(980,727)

Shares redeemed	(5,297,606)	(5,019,326)	(59,658,182)	(57,125,614)

Net decrease	(2,044,532)	(2,023,547)	$(22,932,396)	$(22,972,618)

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	AB High Income Municipal Portfolio
	Shares				Amount
	Year Ended May 31, 2019		Year Ended May 31, 2018		Year Ended May 31, 2019		Year Ended May 31, 2018

Advisor Class
Shares sold	78,207,903		51,656,605		$881,157,893			$589,029,997

Shares issued in reinvestment of dividends	4,012,529		3,605,382		45,337,673			41,008,172

Shares redeemed	(52,593,143)		(38,861,114)		(594,768,572)			(442,228,739)

Net increase	29,627,289		16,400,873		$331,726,994			$187,809,430

Class Z(a)
Shares sold	889		– 0	–	$10,021		$	– 0	–

Shares issued in reinvestment of dividends	0	(b)	– 0	–	0	(c)		– 0	–

Net increase	889		– 0	–	$10,021		$	– 0	–

(a)	Commenced distribution on October 1, 2018.

(b)	Amount is less than one share.

(c)	Amount is less than $.50.

	AB National Portfolio
	Shares		Amount
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018

Class A
Shares sold	9,298,173	7,491,374	$93,969,030	$76,720,212

Shares issued in reinvestment of dividends	919,985	990,264	9,312,846	10,128,931

Shares converted from Class B	7,924	16,771	79,867	172,386

Shares converted from Class C	460,485	396,491	4,654,791	4,049,039

Shares redeemed	(13,187,484)	(11,917,664)	(133,149,394)	(121,945,812)

Net decrease	(2,500,917)	(3,022,764)	$(25,132,860)	$(30,875,244)

Class B
Shares sold	5,568	3,698	$56,087	$38,045

Shares issued in reinvestment of dividends	264	439	2,670	4,491

Shares converted to Class A	(7,932)	(16,789)	(79,867)	(172,386)

Shares redeemed	(2,220)	(3,310)	(22,443)	(33,635)

Net decrease	(4,320)	(15,962)	$(43,553)	$(163,485)

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	AB National Portfolio
	Shares		Amount
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018

Class C
Shares sold	925,049	913,977	$9,316,966	$9,371,500

Shares issued in reinvestment of dividends	112,552	140,919	1,137,238	1,439,826

Shares converted to Class A	(461,014)	(397,094)	(4,654,791)	(4,049,039)

Shares redeemed	(2,126,535)	(2,106,653)	(21,401,428)	(21,537,123)

Net decrease	(1,549,948)	(1,448,851)	$(15,602,015)	$(14,774,836)

Advisor Class
Shares sold	40,383,282	27,891,070	$407,880,136	$285,137,918

Shares issued in reinvestment of dividends	1,587,015	1,230,115	16,072,434	12,571,667

Shares redeemed	(24,433,465)	(12,570,958)	(246,054,581)	(128,521,471)

Net increase	17,536,832	16,550,227	$177,897,989	$169,188,114

	AB New York Portfolio
	Shares		Amount
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018

Class A
Shares sold	7,377,800	6,588,820	$72,306,309	$65,524,344

Shares issued in reinvestment of dividends	684,511	695,367	6,703,654	6,894,404

Shares converted from Class B	37,918	21,689	367,818	212,148

Shares converted from Class C	436,905	168,040	4,269,438	1,655,947

Shares redeemed	(8,306,058)	(8,239,683)	(81,084,697)	(81,872,019)

Net increase (decrease)	231,076	(765,767)	$2,562,522	$(7,585,176)

Class B
Shares sold	464	3,114	$4,525	$30,853

Shares issued in reinvestment of dividends	344	874	3,352	8,662

Shares converted to Class A	(37,965)	(21,713)	(367,818)	(212,148)

Shares redeemed	(9,092)	(7,229)	(88,670)	(71,637)

Net decrease	(46,249)	(24,954)	$(448,611)	$(244,270)

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	AB New York Portfolio
	Shares		Amount
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018

Class C
Shares sold	546,557	634,479	$5,336,603	$6,317,955

Shares issued in reinvestment of dividends	85,979	99,104	841,050	982,081

Shares converted to Class A	(437,076)	(168,201)	(4,269,438)	(1,655,947)

Shares redeemed	(1,273,995)	(1,441,715)	(12,416,347)	(14,324,064)

Net decrease	(1,078,535)	(876,333)	$(10,508,132)	$(8,679,975)

Advisor Class
Shares sold	6,282,529	5,436,404	$61,547,735	$53,995,575

Shares issued in reinvestment of dividends	198,227	157,454	1,942,696	1,559,629

Shares redeemed	(4,293,545)	(2,355,223)	(41,852,795)	(23,334,796)

Net increase	2,187,211	3,238,635	$21,637,636	$32,220,408

NOTE F

Risks Involved in Investing in the Portfolios

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These

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factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Recent tax law changes could have a material impact on the value of municipal securities. In addition, Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. These defaults cast doubts on the ability of Puerto Rico and its government agencies to make future payments. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk—There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions

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affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolios may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolios’ return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolios’ income and distribution to shareholders. A decline in distributions would adversely affect the Portfolios’ yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

In a tender option bond transaction, the Portfolios may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the

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bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolios receive cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolios continue to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolios also use the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolios or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the Financial Statements “Floating Rate Notes in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolios may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of portfolio shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

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Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended May 31, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, 2019 and May 31, 2018 were as follows:

AB California Portfolio	2019	2018
Distributions paid from:
Ordinary income	$179,407	$103,242

Total taxable distributions	179,407	103,242
Tax exempt distributions	24,958,814	22,934,854

Total distributions paid	$25,138,221	$23,038,096

AB High Income Municipal Portfolio	2019	2018
Distributions paid from:
Ordinary income	$4,999,462	$3,752,545

Total taxable distributions	4,999,462	3,752,545
Tax exempt distributions	109,080,077	100,258,291

Total distributions paid	$114,079,539	$104,010,836

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AB National Portfolio	2019	2018
Distributions paid from:
Ordinary income	$583,789	$192,177

Total taxable distributions	583,789	192,177
Tax exempt distributions	40,136,624	37,793,491

Total distributions paid	$40,720,413	$37,985,668

AB New York Portfolio	2019	2018
Distributions paid from:
Ordinary income	$100,650	$104,981

Total taxable distributions	100,650	104,981
Tax exempt distributions	16,998,400	16,774,264

Total distributions paid	$17,099,050	$16,879,245

As of May 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Tax- Exempt Income			Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
AB California	$	– 0	–	$(3,873,796)	$44,768,940	$40,895,144
AB High Income Municipal		2,570,580		(3,825,072)	156,027,521	154,773,029
AB National		66,570		(27,179,257)	65,977,052	38,864,365
AB New York		– 0	–	(15,023,713)	30,175,874	15,152,161

(a)

At May 31, 2019, AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio, and AB New York Portfolio had capital loss carryforwards for federal income tax purposes. During the fiscal year, AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio, and AB New York Portfolio had net capital loss carryforwards of $3,873,796, $3,825,072, $27,179,257, and $15,023,713, respectively. During the current fiscal year, AB California Portfolio, AB National Portfolio, and AB New York Portfolio utilized capital loss carryforwards of $1,167,164 , $1,380,266, and $1,791,566, respectively, to offset current year net realized gains. AB High Income Municipal Portfolio also had $2,495,433 of capital loss carryforwards expire during the fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of tender options bonds.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

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As of May 31, 2019, the Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount		Expiration
AB California	$3,458,672	$415,124		No Expiration
AB High Income Municipal	3,825,072	– 0	–	No Expiration
AB National	16,954,756	10,224,501		No Expiration
AB New York	10,545,787	4,477,926		No Expiration

During the current fiscal year, the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio—primarily due to taxable overdistributions and the expiration of capital loss carryforwards—is reflected as an adjustment to the components of capital as of May 31, 2019 as shown below:

Portfolio	Increase (Decrease) to Additional Paid-In Capital		Increase (Decrease) to Distributable Earnings/(Accumulated Loss)
AB California	$(37,811)		$37,811
AB High Income Municipal	(2,495,433)		2,495,433
AB National	– 0	–	– 0	–
AB New York	(38,729)		38,729

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolios’ liability with respect

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to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolios’ expense ratio. At May 31, 2019, the amount of Floating Rate Notes outstanding was $67,725,000 and the related interest rate ranged from 1.40% to 1.48% for AB High Income Municipal Portfolio. At May 31, 2019, AB California Portfolio, AB National Portfolio and AB New York Portfolio did not have any Floating Rate Notes outstanding. For the year ended May 31, 2019, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were as follows:

Portfolio	Average Amount Outstanding	Weighted Average Interest Rate
AB High Income Municipal	$75,909,932	2.29%

Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolios’ financial statements as a secured borrowing. For the year ended May 31, 2019, AB California Portfolio engaged in such transactions.

The final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) were issued on December 10, 2013. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs, such as the Fund’s TOB transactions (as such programs were then previously or are presently structured), and (ii) continuing certain relationships with or certain services for residual interest bond programs.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement

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(Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolios.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Class A
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.06	$ 11.25	$ 11.54	$ 11.27	$ 11.44	$ 10.83

Income From Investment Operations

Net investment income(b)(c)	.37	.37	.37	.39	.23	.41

Net realized and unrealized gain (loss) on investment transactions	.15	(.20)	(.29)	.26	(.18)	.59

Net increase in net asset value from operations	.52	.17	.08	.65	.05	1.00

Less: Dividends

Dividends from net investment income	(.37)	(.36)	(.37)	(.38)	(.22)	(.39)

Net asset value, end of period	$ 11.21	$ 11.06	$ 11.25	$ 11.54	$ 11.27	$ 11.44

Total Return

Total investment return based on net asset value(d)	4.84%	1.55%	.69%	5.88%	.46%	9.42%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$482,499	$465,581	$489,570	$482,744	$440,324	$442,905

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.75%	.76%	.75%	.76%	.78%^	.81%

Expenses, before waivers/reimbursements(e)	.80%	.80%	.80%	.80%	.83%^	.86%

Net investment income(b)	3.38%	3.28%	3.29%	3.46%	3.52%^	3.72%

Portfolio turnover rate	13%	14%	16%	13%	12%	14%

See footnote summary on pages 190-192.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Class B
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.06	$ 11.25	$ 11.54	$ 11.28	$ 11.44	$ 10.83

Income From Investment Operations

Net investment income(b)(c)	.29	.28	.29	.31	.19	.34

Net realized and unrealized gain (loss) on investment transactions	.15	(.19)	(.30)	.25	(.17)	.58

Net increase (decrease) in net asset value from operations	.44	.09	(.01)	.56	.02	.92

Less: Dividends

Dividends from net investment income	(.29)	(.28)	(.28)	(.30)	(.18)	(.31)

Net asset value, end of period	$ 11.21	$ 11.06	$ 11.25	$ 11.54	$ 11.28	$ 11.44

Total Return

Total investment return based on net asset value(d)	4.06%	.78%	(.06)%	5.00%	.13%	8.66%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$35	$38	$76	$91	$188	$405

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.51%	1.51%	1.50%	1.51%	1.51%^	1.51%

Expenses, before waivers/reimbursements(e)	1.60%	1.59%	1.59%	1.56%	1.57%^	1.56%

Net investment income(b)	2.63%	2.51%	2.54%	2.73%	2.80%^	3.05%

Portfolio turnover rate	13%	14%	16%	13%	12%	14%

See footnote summary on pages 190-192.

abfunds.com	AB MUNICIPAL INCOME FUND | 175

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Class C
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.05	$ 11.24	$ 11.54	$ 11.27	$ 11.43	$ 10.83

Income From Investment Operations

Net investment income(b)(c)	.29	.28	.29	.31	.19	.33

Net realized and unrealized gain (loss) on investment transactions	.16	(.19)	(.31)	.26	(.17)	.58

Net increase (decrease) in net asset value from operations	.45	.09	(.02)	.57	.02	.91

Less: Dividends

Dividends from net investment income	(.29)	(.28)	(.28)	(.30)	(.18)	(.31)

Net asset value, end of period	$ 11.21	$ 11.05	$ 11.24	$ 11.54	$ 11.27	$ 11.43

Total Return

Total investment return based on net asset value(d)	4.15%	.79%	(.15)%	5.09%	.13%	8.57%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$44,421	$48,977	$56,379	$89,568	$83,677	$83,761

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.50%	1.51%	1.50%	1.51%	1.51%^	1.51%

Expenses, before waivers/reimbursements(e)	1.55%	1.55%	1.55%	1.56%	1.55%^	1.56%

Net investment income(b)	2.63%	2.53%	2.54%	2.71%	2.79%^	3.02%

Portfolio turnover rate	13%	14%	16%	13%	12%	14%

See footnote summary on pages 190-192.

176 | AB MUNICIPAL INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Advisor Class
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.06	$ 11.25	$ 11.54	$ 11.27	$ 11.44	$ 10.83

Income From Investment Operations

Net investment income(b)(c)	.40	.39	.40	.42	.25	.44

Net realized and unrealized gain (loss) on investment transactions	.15	(.19)	(.30)	.26	(.18)	.59

Net increase in net asset value from operations	.55	.20	.10	.68	.07	1.03

Less: Dividends

Dividends from net investment income	(.40)	(.39)	(.39)	(.41)	(.24)	(.42)

Net asset value, end of period	$ 11.21	$ 11.06	$ 11.25	$ 11.54	$ 11.27	$ 11.44

Total Return

Total investment return based on net asset value(d)	5.10%	1.80%	.94%	6.14%	.62%	9.75%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$279,106	$184,599	$149,586	$112,091	$66,892	$48,251

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.51%	.51%	.50%	.51%	.51%^	.51%

Expenses, before waivers/reimbursements(e)	.55%	.55%	.55%	.55%	.55%^	.56%

Net investment income(b)	3.63%	3.52%	3.54%	3.69%	3.78%^	3.99%

Portfolio turnover rate	13%	14%	16%	13%	12%	14%

See footnote summary on pages 190-192.

abfunds.com	AB MUNICIPAL INCOME FUND | 177

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Class A
Year Ended May 31,	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
2019	2018	2017	2016

Net asset value, beginning of period	$ 11.39	$ 11.34	$ 11.67	$ 11.20	$ 11.22	$ 10.29

Income From Investment Operations

Net investment income(b)(c)	.43	.45	.45	.48	.28	.54

Net realized and unrealized gain (loss) on investment transactions	.30	.05	(.33)	.48	(.01)	.93

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(f)

Net increase in net asset value from operations	.73	.50	.12	.96	.27	1.47

Less: Dividends

Dividends from net investment income	(.47)	(.45)	(.45)	(.49)	(.29)	(.54)

Net asset value, end of period	$ 11.65	$ 11.39	$ 11.34	$ 11.67	$ 11.20	$ 11.22

Total Return

Total investment return based on net asset value(d)	6.64%	4.50%	1.13%	8.82%	2.45%	14.62%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$754,555	$755,327	$769,140	$860,490	$693,523	$627,941

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.87%	.87%	.87%	.86%	.86	%^	.89%

Expenses, before waivers/reimbursements(e)	.88%	.88%	.89%	.88%	.89	%^	.96%

Net investment income(b)	3.81%	3.95%	3.97%	4.23%	4.33	%^	4.99%

Portfolio turnover rate	23%	22%	30%	14%	9%	17%

See footnote summary on pages 190-192.

178 | AB MUNICIPAL INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Class C
Year Ended May 31,	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
2019	2018	2017	2016

Net asset value, beginning of period	$ 11.39	$ 11.33	$ 11.66	$ 11.20	$ 11.22	$ 10.29

Income From Investment Operations

Net investment income(b)(c)	.35	.36	.37	.39	.24	.46

Net realized and unrealized gain (loss) on investment transactions	.30	.07	(.33)	.48	(.01)	.93

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(f)

Net increase in net asset value from operations	.65	.43	.04	.87	.23	1.39

Less: Dividends

Dividends from net investment income	(.39)	(.37)	(.37)	(.41)	(.25)	(.46)

Net asset value, end of period	$ 11.65	$ 11.39	$ 11.33	$ 11.66	$ 11.20	$ 11.22

Total Return

Total investment return based on net asset value(d)	5.85%	3.82%	.38%	7.92%	2.02%	13.83%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$273,186	$290,311	$311,962	$343,821	$284,261	$256,667

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.62%	1.62%	1.62%	1.61%	1.59	%^	1.59%

Expenses, before waivers/reimbursements(e)	1.63%	1.63%	1.64%	1.63%	1.62	%^	1.66%

Net investment income(b)	3.06%	3.20%	3.22%	3.49%	3.61	%^	4.28%

Portfolio turnover rate	23%	22%	30%	14%	9%	17%

See footnote summary on pages 190-192.

abfunds.com	AB MUNICIPAL INCOME FUND | 179

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Advisor Class
Year Ended May 31,	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
2019	2018	2017	2016

Net asset value, beginning of period	$ 11.38	$ 11.33	$ 11.66	$ 11.20	$ 11.22	$ 10.29

Income From Investment Operations

Net investment income(b)(c)	.46	.48	.48	.51	.30	.56

Net realized and unrealized gain (loss) on investment transactions	.31	.05	(.33)	.47	(.01)	.94

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(f)

Net increase in net asset value from operations	.77	.53	.15	.98	.29	1.50

Less: Dividends

Dividends from net investment income	(.50)	(.48)	(.48)	(.52)	(.31)	(.57)

Net asset value, end of period	$ 11.65	$ 11.38	$ 11.33	$ 11.66	$ 11.20	$ 11.22

Total Return

Total investment return based on net asset value(d)	7.00%	4.76%	1.38%	9.00%	2.61%	14.97%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,975,651	$1,593,859	$1,400,924	$1,332,857	$1,084,612	$964,020

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.62%	.62%	.62%	.61%	.59	%^	.59%

Expenses, before waivers/reimbursements(e)	.63%	.63%	.64%	.63%	.62	%^	.66%

Net investment income(b)	4.05%	4.20%	4.22%	4.48%	4.60	%^	5.20%

Portfolio turnover rate	23%	22%	30%	14%	9%	17%

See footnote summary on pages 190-192.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB High Income Municipal Portfolio
	Class Z
	October 1, 2018(g) to May 31, 2019

Net asset value, beginning of period	$ 11.27

Income From Investment Operations

Net investment income(b)(c)	.31

Net realized and unrealized gain on investment transactions	.42

Net increase in net asset value from operations	.73

Less: Dividends

Dividends from net investment income	(.35)

Net asset value, end of period	$ 11.65

Total Return

Total investment return based on net asset value(d)	6.59%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.65	%^

Expenses, before waivers/reimbursements(e)	.65	%^

Net investment income(b)	4.11	%^

Portfolio turnover rate	23%

See footnote summary on pages 190-192.

abfunds.com	AB MUNICIPAL INCOME FUND | 181

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class A
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.15	$ 10.30	$ 10.51	$ 10.20	$ 10.34	$ 9.91

Income From Investment Operations

Net investment income(b)(c)	.29	.30	.31	.33	.20	.37

Net realized and unrealized gain (loss) on investment transactions	.23	(.15)	(.21)	.32	(.13)	.43

Net increase in net asset value from operations	.52	.15	.10	.65	.07	.80

Less: Dividends

Dividends from net investment income	(.29)	(.30)	(.31)	(.34)	(.21)	(.37)

Net asset value, end of period	$ 10.38	$ 10.15	$ 10.30	$ 10.51	$ 10.20	$ 10.34

Total Return

Total investment return based on net asset value(d)	5.23%	1.48%	.99%	6.44%	.62%	8.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$572,911	$585,549	$625,601	$657,481	$612,321	$581,215

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(h)	.75%	.75%	.75%	.75%	.78%^	.81%

Expenses, before waivers/reimbursements(e)(h)	.79%	.80%	.80%	.80%	.82%^	.86%

Net investment income(b)	2.87%	2.93%	2.99%	3.23%	3.39%^	3.65%

Portfolio turnover rate	19%	18%	18%	13%	6%	19%

See footnote summary on pages 190-192.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class B
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.14	$ 10.29	$ 10.50	$ 10.19	$ 10.32	$ 9.90

Income From Investment Operations

Net investment income(b)(c)	.21	.22	.23	.26	.16	.30

Net realized and unrealized gain (loss) on investment transactions	.23	(.15)	(.22)	.32	(.13)	.42

Net increase in net asset value from operations	.44	.07	.01	.58	.03	.72

Less: Dividends

Dividends from net investment income	(.21)	(.22)	(.22)	(.27)	(.16)	(.30)

Net asset value, end of period	$ 10.37	$ 10.14	$ 10.29	$ 10.50	$ 10.19	$ 10.32

Total Return

Total investment return based on net asset value(d)	4.45%	.72%	.09%	5.77%	.30%	7.39%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$160	$200	$368	$552	$920	$1,451

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(h)	1.50%	1.50%	1.50%	1.50%	1.51%^	1.51%

Expenses, before waivers/reimbursements(e)(h)	1.59%	1.56%	1.55%	1.58%	1.57%^	1.57%

Net investment income(b)	2.12%	2.19%	2.24%	2.50%	2.69%^	2.98%

Portfolio turnover rate	19%	18%	18%	13%	6%	19%

See footnote summary on pages 190-192.

abfunds.com	AB MUNICIPAL INCOME FUND | 183

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB National Portfolio
Class C
Year Ended May 31,	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
2019	2018	2017	2016

Net asset value, beginning of period	$ 10.14	$ 10.29	$ 10.50	$ 10.19	$ 10.33	$ 9.90

Income From Investment Operations

Net investment income(b)(c)	.21	.22	.23	.26	.16	.30

Net realized and unrealized gain (loss) on investment transactions	.24	(.15)	(.21)	.31	(.14)	.43

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(f)	– 0	–	– 0	–

Net increase in net asset value from operations	.45	.07	.02	.57	.02	.73

Less: Dividends

Dividends from net investment income	(.22)	(.22)	(.23)	(.26)	(.16)	(.30)

Net asset value, end of period	$ 10.37	$ 10.14	$ 10.29	$ 10.50	$ 10.19	$ 10.33

Total Return

Total investment return based on net asset value(d)	4.45%	.72%	.24%	5.66%	.20%	7.49%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$75,942	$89,963	$106,240	$144,152	$131,936	$130,601

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(h)	1.50%	1.50%	1.50%	1.50%	1.51	%^	1.51%

Expenses, before waivers/reimbursements(e)(h)	1.54%	1.55%	1.55%	1.56%	1.56	%^	1.56%

Net investment income(b)	2.12%	2.19%	2.25%	2.49%	2.67	%^	2.96%

Portfolio turnover rate	19%	18%	18%	13%	6%	19%

See footnote summary on pages 190-192.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Advisor Class
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.15	$ 10.30	$ 10.51	$ 10.21	$ 10.34	$ 9.91

Income From Investment Operations

Net investment income(b)(c)	.31	.32	.33	.36	.22	.40

Net realized and unrealized gain (loss) on investment transactions	.24	(.14)	(.20)	.30	(.13)	.43

Net increase in net asset value from operations	.55	.18	.13	.66	.09	.83

Less: Dividends

Dividends from net investment income	(.32)	(.33)	(.34)	(.36)	(.22)	(.40)

Net asset value, end of period	$ 10.38	$ 10.15	$ 10.30	$ 10.51	$ 10.21	$ 10.34

Total Return

Total investment return based on net asset value(d)	5.49%	1.73%	1.24%	6.60%	.88%	8.55%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$853,908	$656,958	$496,432	$453,596	$315,809	$254,434

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(h)	.50%	.50%	.50%	.50%	.51%^	.51%

Expenses, before waivers/reimbursements(e)(h)	.54%	.55%	.55%	.55%	.55%^	.55%

Net investment income(b)	3.11%	3.18%	3.24%	3.46%	3.66%^	3.92%

Portfolio turnover rate	19%	18%	18%	13%	6%	19%

See footnote summary on pages 190-192.

abfunds.com	AB MUNICIPAL INCOME FUND | 185

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class A
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 9.82	$ 10.01	$ 10.20	$ 9.92	$ 10.01	$ 9.70

Income From Investment Operations

Net investment income(b)(c)	.29	.28	.29	.30	.19	.34

Net realized and unrealized gain (loss) on investment transactions	.23	(.19)	(.19)	.29	(.09)	.31

Net increase in net asset value from operations	.52	.09	.10	.59	.10	.65

Less: Dividends

Dividends from net investment income	(.29)	(.28)	(.29)	(.31)	(.19)	(.34)

Net asset value, end of period	$ 10.05	$ 9.82	$ 10.01	$ 10.20	$ 9.92	$ 10.01

Total Return

Total investment return based on net asset value(d)	5.37%	.95%	1.00%	6.00%	.97%	6.79%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$440,361	$428,147	$444,247	$457,414	$428,145	$434,208

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.76%	.75%	.75%	.77%	.78%^	.81%

Expenses, before waivers/reimbursements(e)	.82%	.81%	.81%	.83%	.85%^	.87%

Net investment income(b)	2.92%	2.86%	2.87%	3.03%	3.21%^	3.42%

Portfolio turnover rate	15%	11%	19%	16%	12%	28%

See footnote summary on pages 190-192.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class B
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 9.81	$ 10.00	$ 10.19	$ 9.91	$ 10.00	$ 9.69

Income From Investment Operations

Net investment income(b)(c)	.21	.21	.21	.23	.14	.27

Net realized and unrealized gain (loss) on investment transactions	.22	(.19)	(.19)	.28	(.08)	.31

Net increase in net asset value from operations	.43	.02	.02	.51	.06	.58

Less: Dividends

Dividends from net investment income	(.21)	(.21)	(.21)	(.23)	(.15)	(.27)

Net asset value, end of period	$ 10.03	$ 9.81	$ 10.00	$ 10.19	$ 9.91	$ 10.00

Total Return

Total investment return based on net asset value(d)	4.49%	.19%	.25%	5.22%	.55%	6.06%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$107	$558	$819	$1,146	$1,646	$2,217

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.50%	1.50%	1.50%	1.52%	1.51%^	1.51%

Expenses, before waivers/reimbursements(e)	1.56%	1.56%	1.56%	1.61%	1.59%^	1.58%

Net investment income(b)	2.20%	2.10%	2.12%	2.30%	2.49%^	2.77%

Portfolio turnover rate	15%	11%	19%	16%	12%	28%

See footnote summary on pages 190-192.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class C
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 9.81	$ 10.01	$ 10.20	$ 9.92	$ 10.00	$ 9.69

Income From Investment Operations

Net investment income(b)(c)	.21	.21	.21	.23	.14	.27

Net realized and unrealized gain (loss) on investment transactions	.23	(.20)	(.19)	.28	(.07)	.31

Net increase in net asset value from operations	.44	.01	.02	.51	.07	.58

Less: Dividends

Dividends from net investment income	(.21)	(.21)	(.21)	(.23)	(.15)	(.27)

Net asset value, end of period	$ 10.04	$ 9.81	$ 10.01	$ 10.20	$ 9.92	$ 10.00

Total Return

Total investment return based on net asset value(d)	4.59%	.09%	.25%	5.21%	.65%	6.05%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$51,764	$61,179	$71,152	$83,380	$72,332	$71,934

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.51%	1.50%	1.50%	1.52%	1.51%^	1.51%

Expenses, before waivers/reimbursements(e)	1.57%	1.56%	1.56%	1.58%	1.58%^	1.57%

Net investment income(b)	2.18%	2.11%	2.12%	2.28%	2.48%^	2.72%

Portfolio turnover rate	15%	11%	19%	16%	12%	28%
See footnote summary on pages 190-192.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Advisor Class
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
	2019	2018	2017	2016

Net asset value, beginning of period	$ 9.82	$ 10.02	$ 10.20	$ 9.93	$ 10.01	$ 9.70

Income From Investment Operations

Net investment income(b)(c)	.31	.31	.31	.33	.20	.36

Net realized and unrealized gain (loss) on investment transactions	.23	(.20)	(.18)	.27	(.08)	.32

Net increase in net asset value from operations	.54	.11	.13	.60	.12	.68

Less: Dividends

Dividends from net investment income	(.31)	(.31)	(.31)	(.33)	(.20)	(.37)

Net asset value, end of period	$ 10.05	$ 9.82	$ 10.02	$ 10.20	$ 9.93	$ 10.01

Total Return

Total investment return based on net asset value(d)	5.63%	1.20%	1.26%	6.15%	1.23%	7.11%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$135,701	$111,151	$80,905	$54,742	$28,838	$20,755

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.51%	.50%	.50%	.52%	.51%^	.51%

Expenses, before waivers/reimbursements(e)	.57%	.56%	.56%	.58%	.57%^	.57%

Net investment income(b)	3.17%	3.11%	3.14%	3.25%	3.46%^	3.69%

Portfolio turnover rate	15%	11%	19%	16%	12%	28%

See footnote summary on pages 190-192.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)		Year Ended October 31, 2014
	2019	2018	2017	2016

AB California Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.77	%^	.80%
Before waivers/reimbursements	.79%	.79%	.79%	.80%	.82	%^	.85%
Class B
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50	%^	1.50%
Before waivers/reimbursements	1.60%	1.58%	1.59%	1.55%	1.57	%^	1.56%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50	%^	1.50%
Before waivers/reimbursements	1.54%	1.54%	1.54%	1.55%	1.55	%^	1.55%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50	%^	.50%
Before waivers/reimbursements	.54%	.54%	.54%	.55%	.54	%^	.55%

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)		Year Ended October 31, 2014
	2019	2018	2017	2016

AB High Income Municipal Portfolio
Class A
Net of waivers/reimbursements	.80%	.80%	.80%	.80%	.80	%^	.80%
Before waivers/reimbursements	.81%	.81%	.82%	.82%	.83	%^	.88%
Class C
Net of waivers/reimbursements	1.55%	1.55%	1.55%	1.55%	1.53	%^	1.50%
Before waivers/reimbursements	1.56%	1.56%	1.57%	1.57%	1.56	%^	1.58%
Advisor Class
Net of waivers/reimbursements	.55%	.55%	.55%	.55%	.53	%^	.50%
Before waivers/reimbursements	.55%	.56%	.57%	.57%	.56	%^	.58%
Class Z(g)
Net of waivers/reimbursements	.53%^
Before waivers/reimbursements	.53%^

	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)		Year Ended October 31, 2014
	2019	2018	2017	2016

AB National Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.74%	.75%	.77	%^	.80%
Before waivers/reimbursements	.79%	.80%	.80%	.80%	.82	%^	.85%
Class B
Net of waivers/reimbursements	1.50%	1.50%	1.49%	1.50%	1.50	%^	1.50%
Before waivers/reimbursements	1.59%	1.56%	1.55%	1.58%	1.57	%^	1.56%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.49%	1.50%	1.50	%^	1.50%
Before waivers/reimbursements	1.54%	1.55%	1.55%	1.55%	1.55	%^	1.55%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.49%	.50%	.50	%^	.50%
Before waivers/reimbursements	.54%	.55%	.55%	.55%	.55	%^	.55%

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)		Year Ended October 31, 2014
	2019	2018	2017	2016

AB New York Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.77	%^	.80%
Before waivers/reimbursements	.81%	.81%	.81%	.81%	.84	%^	.87%
Class B
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50	%^	1.50%
Before waivers/reimbursements	1.56%	1.56%	1.56%	1.59%	1.58	%^	1.57%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50	%^	1.50%
Before waivers/reimbursements	1.56%	1.56%	1.56%	1.57%	1.57	%^	1.57%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50	%^	.50%
Before waivers/reimbursements	.56%	.56%	.56%	.57%	.56	%^	.56%

(f)	Amount is less than $.005.

(g)	Commencement of distribution as of October 1, 2018.

(h)

In connection with the Portfolios’ investments in affiliated underlying portfolios, the Portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolios in an amount equal to the Portfolios’ pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Year Ended May 31, 2017
AB National Portfolio	.01%

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Municipal Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AB Municipal Income Fund, Inc. (the “Fund”) (comprising the AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (collectively referred to as the “Portfolios”)), including the portfolios of investments, as of May 31, 2019, and the related statements of operations, cash flows, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios comprising AB Municipal Income Fund, Inc. at May 31, 2019, and the results of their operations, cash flows, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

AB Municipal Income Fund, Inc.	Statement of Operations	Statements of Changes in Net Assets	Statement of Cash Flows	Financial Highlights
AB National Portfolio AB New York Portfolio	For the year ended May 31, 2019	For each of the two years in the period ended May 31, 2019		For each of the four years in the period ended May 31, 2019, the period from November 1, 2014 to May 31, 2015, and the year ended October 31, 2014
AB High Income Municipal Portfolio AB California Portfolio	For the year ended May 31, 2019	For each of the two years in the period ended May 31, 2019	For the year ended May 31, 2019	For each of the four years in the period ended May 31, 2019, the period from November 1, 2014 to May 31, 2015, and the year ended October 31, 2014

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

July 26, 2019

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RESULTS OF STOCKHOLDERS MEETING

A Special Meeting of Stockholders of the AB Municipal Fund, Inc. (the “Company”)—AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (each a “Fund” and, collectively, the “Funds”) was held on October 11, 2018, adjourned until November 14, 2018, and further adjourned until December 11, 2018 and April 24, 2019 as noted below. The date approved, a description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Company’s proxy statement):

1.	To approve and vote upon the election of Directors for the Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

December 11, 2018:

Director	Voted For	Withheld Authority
Michael J. Downey	281,379,320	6,869,546
William H. Foulk, Jr.*	279,492,496	8,756,370
Nancy P. Jacklin	281,818,780	6,430,086
Robert M. Keith	281,507,642	6,741,224
Carol C. McMullen	281,932,605	6,316,261
Garry L. Moody	281,543,145	6,705,720
Marshall C. Turner	280,221,738	8,027,128
Earl D. Weiner	281,025,176	7,223,690

2.	To vote upon the approval of new advisory agreements for the Funds with AllianceBernstein L.P.

November 14, 2018

Fund	Voted For	Voted Against	Abstained	Broker Non-Votes
AB California Portfolio	24,711,880	397,430	747,776	9,512,831

AB High Income Municipal Portfolio	86,514,583	681,355	1,452,271	37,787,638

December 11, 2018

Fund	Voted For	Voted Against	Abstained	Broker Non-Votes
AB National Portfolio	58,229,483	1,214,866	1,846,858	23,010,855

*	Mr. Foulk retired on December 31, 2018.

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RESULTS OF STOCKHOLDERS MEETING (continued)

April 24, 2019

Fund	Voted For	Voted Against	Abstained	Broker Non-Votes
AB New York Municipal Portfolio	25,941,706	476,718	1,947,259	9,824,377

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Robert “Guy” B. Davidson III,(2) Senior Vice President Terrance T. Hults,(2) Vice President Matthew J. Norton,(2) Vice President Andrew Potter(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolios are made by the Municipal Bond Investment Team. Messrs. Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semiconductor manufacturing). Formerly, he was a director of SunEdison, Inc. (solar materials and power plants) since 2007 until July 2014. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION ***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins University, School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

Earl D. Weiner,## 79 (2007)	Senior Counsel since 2017, of Counsel from 2007 to 2016, and Partner prior to that, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

*

The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department, Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Robert B. “Guy” Davidson III 58	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Terrance T. Hults 53	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Matthew J. Norton 36	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Andrew D. Potter 34	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without a charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Proposed New Advisory Agreements and Interim Advisory Agreement in Respect of Each Fund in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018 (the “August 2018 Proxy Statement”), the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Municipal Income Fund, Inc. in respect of each of AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (each, a “Fund” and collectively, the “Funds”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including each Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Funds, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of each Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature

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and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by

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other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific

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services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

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Information Regarding the Review and Approval of the Current Advisory Agreement in Respect of Each Fund

The disinterested directors (the “directors”) of AB Municipal Income Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Fund” and collectively, the “Funds”) at a meeting held on November 6-8, 2018 (the “Meeting”):

•	AB California Portfolio

•	AB High Income Municipal Portfolio

•	AB National Portfolio

•	AB New York Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for each Fund. The directors also discussed the proposed continuances in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee in respect of each Fund. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Fund and the overall arrangements between each Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise

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of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for each Fund. The directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve a Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid in respect of a Fund, result in a higher rate of total compensation from such Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Funds under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Funds, including those relating to its subsidiaries that provide transfer agency and distribution services to the Funds. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Funds before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds and the underlying fund advised by the Adviser in which the Funds invest, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Funds’ principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Funds’ shares; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for each Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of each Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods, as applicable, ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that each Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by each Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as such Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared each Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that have a substantially similar investment style as any of the Funds.

In connection with their review of each Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of each Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of each Fund was based on the Fund’s semi-annual period ended November 30, 2017 and the directors considered the Adviser’s expense cap for each Fund. The directors noted that it

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was likely that the expense ratios of some of the other funds in each Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Funds by others. Based on their review, the directors concluded that each Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Funds contains breakpoints that reduce the fee rates on assets above specified levels, and that the net assets of AB High Income Municipal Portfolio were approximately at the level of the first breakpoint, meaning that the Fund’s effective advisory fee rate would be reduced by increases in its net assets. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Funds’ shareholders would benefit from a sharing of economies of scale in the event a Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

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AB MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MI-0151-0519

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
California Portfolio	2018	$37,288	$91	$18,762
	2019	$37,288	$—	$19,038
National Portfolio	2018	$38,664	$160	$18,762
	2019	$38,664	$—	$18,258
New York Portfolio	2018	$38,664	$77	$18,762
	2019	$38,664	$—	$19,038
High Income	2018	$46,438	$324	$18,762
	2019	$46,438	$—	$19,761

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
California Portfolio	2018	$845,543	$18,853
			$(91)
			$(18,762)
	2019	$470,481	$19,038
			$—
			$(19,038)
National Portfolio	2018	$845,612	$18,922
			$(160)
			$(18,762)
	2019	$469,701	$18,258
			$—
			$(18,258)
New York Portfolio	2018	$845,529	$18,839
			$(77)
			$(18,762)
	2019	$470,481	$19,038
			$—
			$(19,038)
High Income	2018	$845,776	$19,086
			$(324)
			$(18,762)
	2019	$471,204	$19,761
			$—
			$(19,761)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 30, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 30, 2019